UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02405, 811-09739 and 811-21434

Name of Fund: BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2013

Date of reporting period: 03/31/2013

Item 1 – Report to Stockholders

MARCH 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BLACKROCK®

BlackRock Balanced Capital Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Dear Shareholder

Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, concerns about Europe’s debt crisis dominated the markets as political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced it would purchase unlimited amounts of short term sovereign bonds to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the nation’s deficit. Worries that bipartisan gridlock would preclude a timely budget deal triggered high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although the postponement of decisions relating to spending cuts and the debt ceiling left some lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally in risk assets. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction as yields).

However, bond markets regained strength in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its monetary easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term changes in the central bank’s policy stance. Improving labor market data and rising home prices pushed US stocks higher at the end of the period, with major indices reaching new all-time highs. Outside the United States, equity prices weakened in the final two months of the period due to a resurgence of macro risk out of Europe. Italy’s February presidential election ended in a stalemate, further propagating the ongoing theme of political instability in the eurozone. In March, a severe banking crisis in Cyprus underscored the fragility of the broader European banking system.

For the 6- and 12-month periods ended March 31, 2013, US and international stocks and high yield bonds posted strong gains, while emerging market equities lagged as the pace of global growth failed to impress investors. US Treasury yields were highly volatile over the past 12 months. While remaining relatively low from a historical standpoint, yields began inching higher in the later part of the period, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Markets have always been unpredictable, but that does not mean investors can delay taking action. At BlackRock, we believe it’s time for a different approach to investing. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. People everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2013

	6-month	12-month
US large cap equities	10.19%	13.96%
(S&P 500® Index)
US small cap equities	14.48	16.30
(Russell 2000® Index)
International equities	12.04	11.25
(MSCI Europe, Australasia,
Far East Index)
Emerging market	3.87	1.96
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.06	0.12
bill (BofA Merrill Lynch
3-Month US Treasury
Bill Index)
US Treasury securities	(0.55)	6.19
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	0.09	3.77
bonds (Barclays US
Aggregate Bond Index)
Tax-exempt municipal	1.26	5.82
bonds (S&P Municipal
Bond Index)
US high yield bonds	6.28	13.08
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2013

Investment Objective

BlackRock Balanced Capital Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended March 31, 2013, through their investments in Master Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation” or the “Master Large Cap Core Portfolio”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation” or the “Master Total Return Portfolio”) (collectively, the “Master Portfolios”) the Fund’s Institutional, Investor A and R Class Shares outperformed the blended reference benchmark (60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index), while the Fund’s Investor B Shares underperformed and Investor C Shares performed in line with the blended reference benchmark. For the same period, all of the Fund’s share classes outperformed the fixed income benchmark, the Barclays U.S. Aggregate Bond Index, and underperformed the equity benchmark, the Russell 1000® Index.

What factors influenced performance?

—

From an asset allocation perspective, the Fund benefited from its overweight in equities relative to the blended reference benchmark as equity markets rallied significantly during the period. The Master Large Cap Core Portfolio underperformed the Russell 1000® Index, while the Master Total Return Portfolio outperformed the Barclays U.S. Aggregate Bond Index.

—

Relative to the Russell 1000® Index, the Master Large Cap Core Portfolio’s positioning in the information technology (“IT”) and health care sectors detracted from performance during the period. Within IT, an overweight in Apple, Inc. and data storage provider EMC Corp. hurt results. Holdings of IT services companies, including data analytics firm Teradata Corp. and money transfer company The Western Union Co., also had a negative impact. In health care, a lack of exposure to biotechnology names hindered returns as the industry was the best performer in the sector. Elsewhere in the sector, stock selection detracted from results. Positive performance in the Master Large Cap Core Portfolio came from stock selection in industrials, where an overweight to airlines boosted returns, and financials, where an overweight to US money center banks had a positive impact. In the materials sector, an overweight in containerboard manufacturers enhanced results.

—	The Master Total Return Portfolio outperformed the Barclays US Aggregate Bond Index due to its overweight exposure to credit sectors. In particular,

allocations to securitized assets, including commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“MBS”) had a positive impact. An out-of-benchmark allocation to high yield credit also boosted returns, as did security selection within industrials. Detracting from performance in the Master Total Return Portfolio was an overweight allocation to US agency debentures and security selection within US Treasuries.

Describe recent portfolio activity.

—

From a broad asset allocation perspective, the Fund’s equity allocation drifted higher due to strong market value appreciation during the six-month period. Within equities, the Master Large Cap Core Portfolio significantly increased exposure to the industrials, financials and IT sectors and reduced its weightings in health care and utilities. In fixed income, the Master Total Return Portfolio decreased exposure to US Treasury inflation-protected securities (“US TIPS”) and investment grade credit, and added slightly to high yield and emerging market debt. Within securitized sectors, the Master Total Return Portfolio increased exposure to ABS, CMBS, non-agency residential MBS and collateralized loan obligations.

Describe portfolio positioning at period end.

—

At period end, the Fund was slightly overweight in equities and underweight in fixed income relative to the blended reference benchmark. In equities, the Master Large Cap Core Portfolio held its largest sector overweights relative to the Russell 1000® Index in IT and financials, while consumer staples and utilities were the most significant underweights. Relative to the Barclays US Aggregate Bond Index, the Master Total Return Portfolio remained generally underweight to government-related sectors in favor of non-government credit sectors, with overweights in CMBS, ABS and investment grade credit. Within the government space, the Master Total Return Portfolio maintained an underweight in agency debentures, while holding overweight exposures to US Treasuries and agency MBS. Outside of its benchmark index, the Master Total Return Portfolio held positions in non-agency residential MBS, high yield debt and US TIPS. The Master Total Return Portfolio ended the period with a neutral duration position versus the Barclays U.S. Aggregate Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).
[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[4]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000®
Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.
[5]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays U.S. Aggregate Bond Index (40%).

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	7.25%	10.48%	N/A	4.25%	N/A	7.14%	N/A
Investor A	7.10	10.11	4.33%	3.92	2.80%	6.83	6.25%
Investor B	6.54	9.12	4.62	2.94	2.59	6.11	6.11
Investor C	6.66	9.30	8.30	3.10	3.10	5.99	5.99
Class R	6.85	9.74	N/A	3.48	N/A	6.49	N/A
Barclays U.S. Aggregate Bond Index	0.09	3.77	N/A	5.47	N/A	5.02	N/A
Russell 1000® Index	11.10	14.43	N/A	6.15	N/A	8.97	N/A
60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index	6.63	10.22	N/A	6.36	N/A	7.69	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A – Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio

Institutional	$1,000.00	$1,072.50	$ 3.41	$1,000.00	$1,021.64	$ 3.33	0.66%
Investor A	$1,000.00	$1,071.00	$ 5.01	$1,000.00	$1,020.09	$ 4.89	0.97%
Investor B	$1,000.00	$1,065.40	$10.56	$1,000.00	$1,014.71	$10.30	2.05%
Investor C	$1,000.00	$1,066.60	$ 9.02	$1,000.00	$1,016.21	$ 8.80	1.75%
Class R	$1,000.00	$1,068.50	$ 7.07	$1,000.00	$1,018.10	$ 6.89	1.37%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense table example reflects the net expenses of both the Fund and the Master LLC in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	5

About Fund Performance

—	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

—	Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase.

—

Class R Shares do not incur a maximum initial sales charge (front-end load) or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. The performance information for periods prior to

October 1, 2003 does not reflect any investment by the Fund in the Master Total Return Portfolio, and the performance information for periods prior to February 2009 does not reflect any investment by the Fund in the Master Large Cap Core Portfolio. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 2 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2012 and held through March 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

The Benefits and Risks of Leveraging

The Master Total Return Portfolio may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Master Total Return Portfolio may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Master Total Return Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Master Total Return Portfolio (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the Master Total Return Portfolio’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Master Total Return Portfolio had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Master Total Return Portfolio pays higher short-term interest rates whereas the Master Total Return Portfolio’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Master Total Return Portfolio’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Total Return Portfolio’s NAV positively or negatively in addition to the impact on the Master Total Return Portfolio’s performance from leverage and borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Master Total Return Portfolio, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Master Total Return Portfolio’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Master Total Return Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Master Total Return Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Master Total Return Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Master Total Return Portfolio to incur losses. The use of leverage may limit the Master Total Return Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Total Return Portfolio will incur expenses in connection with the use of leverage, all of which are borne by the Master Total Return Portfolio shareholders and may reduce income.

Derivative Financial Instruments

The Master Total Return Portfolio may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Master Total Return Portfolio’s Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Total Return Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Total Return Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Total Return Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Total Return Portfolio to hold an investment that it might otherwise sell. The Master Total Return Portfolio’s investments in these instruments are discussed in detail in the Master Total Return Portfolio’s Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	7

Statement of Assets and Liabilities

March 31, 2013 (Unaudited)

Assets

Investments at value – Master Large Cap Core Portfolio (cost – $425,242,805)	$531,826,371
Investments at value – Master Total Return Portfolio (cost – $300,014,218)	312,444,165
Capital shares sold receivable	159,110
Dividends receivable – affiliated	293
Prepaid expenses	39,762

Total assets	844,469,701

Liabilities

Bank overdraft	755,281
Capital shares redeemed payable	2,847,685
Investment advisory fees payable	84,252
Service and distribution fees payable	154,127
Officer’s fees payable	3,697
Other accrued expenses payable	378,653

Total liabilities	4,223,695

Net Assets	$840,246,006

Net Assets Consist of

Paid-in capital	$674,035,399
Undistributed net investment income	3,235,776
Accumulated net realized gain	43,961,318
Net unrealized appreciation/depreciation	119,013,513

Net Assets	$840,246,006

Net Asset Value

Institutional – Based on net assets of $319,306,745 and 13,164,710 shares outstanding, 400 million shares authorized, $0.10 par value	$24.25

Investor A – Based on net assets of $444,213,776 and 18,383,197 shares outstanding, 200 million shares authorized, $0.10 par value	$24.16

Investor B – Based on net assets of $5,950,703 and 253,265 shares outstanding, 500 million shares authorized, $0.10 par value	$23.50

Investor C – Based on net assets of $62,885,680 and 2,823,852 shares outstanding, 200 million shares authorized, $0.10 par value	$22.27

Class R – Based on net assets of $7,889,102 and 342,646 shares outstanding, 500 million shares authorized, $0.10 par value	$23.02

See Notes to Financial Statements.

8	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Statement of Operations

Six Months Ended March 31, 2013 (Unaudited)

Investment Income

Dividends – affiliated	$424
Net investment income allocated from the Master Portfolios:
Interest – unaffiliated	7,201,737
Dividends – unaffiliated	5,599,127
Foreign taxes withheld	(24,118)
Securities lending – affiliated	2,822
Dividends – affiliated	1,938
Total expenses	(1,958,609)
Fees waived	2,002

Total income	10,825,323

Fund Expenses

Investment advisory	1,992,303
Service – Investor A	551,773
Service and distribution – Investor B	32,253
Service and distribution – Investor C	305,748
Service and distribution – Class R	21,224
Transfer agent – Institutional	172,307
Transfer agent – Investor A	321,682
Transfer agent – Investor B	15,102
Transfer agent – Investor C	53,475
Transfer agent – Class R	12,599
Registration	34,682
Printing	37,510
Professional	49,218
Officer	17,714
Custodian	666
Miscellaneous	14,067

Total expenses	3,632,323
Less fees waived by Manager	(1,449,767)

Total expenses after fees waived	2,182,556

Net investment income	8,642,767

Realized and Unrealized Gain Allocated from the Master Portfolios

Net realized gain from investments, financial futures contracts, options written, swaps, borrowed bonds and foreign currency transactions	35,143,823
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, options written, swaps, borrowed bonds and foreign currency translations	18,825,614

Total realized and unrealized gain.	53,969,437

Net Increase in Net Assets Resulting from Operations	$62,612,204

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	9

Statements of Changes in Net Assets

Decrease in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations

Net investment income	$8,642,767	$22,260,482
Net realized gain	35,143,823	36,492,085
Net change in unrealized appreciation/depreciation	18,825,614	133,899,018

Net increase in net assets resulting from operations	62,612,204	192,651,585

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(4,739,255)	(10,752,228)	[1]
Investor A	(4,243,409)	(8,660,377)	[1]
Investor B	(33,652)	(66,562)	[1]
Investor C	(407,630)	(825,009)	[1]
Class R	(76,066)	(145,892)	[1]
Net realized gain:
Institutional	(15,801,809)	–
Investor A	(16,530,590)	–
Investor B	(255,878)	–
Investor C	(2,479,925)	–
Class R	(352,601)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(44,920,815)	(20,450,068)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(128,725,342)	(232,710,814)

Net Assets

Total decrease in net assets	(111,033,953)	(60,509,297)
Beginning of period	951,279,959	1,011,789,256

End of period	$840,246,006	$951,279,959

Undistributed net investment income	$3,235,776	$4,093,021

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Financial Highlights

	Institutional								Investor A
	Six Months Ended March 31, 2012 (Unaudited}								Six Months Ended March 31, 2012 (Unaudited}
			Year Ended September 30,								Year Ended September 30,
			2012	2011	2010		2009	2008			2012	2011		2010		2009	2008

Per Share Operating Performance

Net asset value, beginning of period.	$23.77		$20.18	$20.28	$19.17		$21.96	$29.29	$23.68		$20.10	$20.21		$19.11		$21.88	$29.19

Net investment income[1]	0.25		0.55	0.51	0.46		0.54	0.71	0.21		0.47	0.40		0.39		0.48	0.62
Net realized and unrealized gain (loss)	1.40		3.55	(0.13)	1.20		(1.60)	(5.31)	1.40		3.55	(0.10)		1.19		(1.58)	(5.28)

Net increase (decrease) from investment operations	1.65		4.10	0.38	1.66		(1.06)	(4.60)	1.61		4.02	0.30		1.58		(1.10)	(4.66)

Dividends and distributions from:
Net investment income	(0.27)		(0.51)[2]	(0.48)[2]	(0.55)[2]		(0.62)[2]	(0.76)[2]	(0.23)		(0.44)[2]	(0.41)	[2]	(0.48)	[2]	(0.56)[2]	(0.68)[2]
Net realized gain	(0.90)		–	–	–		(1.11)[2]	(1.97)[2]	(0.90)		–	–		–		(1.11)[2]	(1.97)[2]

Total dividends and distributions	(1.17)		(0.51)	(0.48)	(0.55)		(1.73)	(2.73)	(1.13)		(0.44)	(0.41)		(0.48)		(1.67)	(2.65)

Net asset value, end of period	$24.25		$23.77	$20.18	$20.28		$19.17	$21.96	$24.16		$23.68	$20.10		$20.21		$19.11	$21.88

Total Investment Return[3]

Based on net asset value	7.25%	[4]	20.52%	1.67%	8.75%	[5]	(3.53)% [6]	(16.99)%	7.10%	[4]	20.16%	1.31%		8.38%	[7]	(3.79)% [8]	(17.25)%

Ratios to Average Net Assets[9]

Total expenses	0.98%	[10]	0.96%	1.07%	1.08%		0.85%	0.58%	1.29%	[10]	1.28%	1.39%		1.40%		1.17%	0.88%

Total expenses after fees waived	0.66%	[10]	0.66%	0.76%	0.76%		0.64%	0.56%	0.97%	[10]	0.97%	1.07%		1.08%		0.95%	0.85%

Net investment income	2.12%	[10]	2.45%	2.33%	2.28%		3.12%	2.72%	1.80%	[10]	2.12%	1.83%		1.96%		2.80%	2.42%

Supplemental Data

Net assets, end of period (000)	$319,307		$426,027	$511,458	$547,721		$626,711	$806,612	$444,214		$447,620	$426,819		$488,087		$529,120	$655,429

Portfolio turnover of the Fund[11]	–		–	–	–		94% [12]	27%	–		–	–		–		94% [12]	27%

Portfolio turnover of the Master Total Return Portfolio	473%	[13]	1,346% [14]	1,771% [15]	1,754%	[16]	708% [17]	–	473%	[13]	1,346% [14]	1,771%	[15]	1,754%	[16]	708% [17]	–

Portfolio turnover of the Master Large Cap Core Portfolio	29%		128%	129%	173%		168% [18]	–	29%		128%	129%		173%		168% [18]	–

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.32%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (3.88)%.

[7]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.95%.

[8]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (4.19)%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
[10]	Annualized.
[11]	Excludes transactions in the Master Portfolios.
[12]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.
[13]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 321%.
[14]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 752%.
[15]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,379%.
[16]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,248%.
[17]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 469%.
[18]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	11

Financial Highlights (continued)

	Investor B							Investor C
	Six Months Ended March 31,	Year Ended September 30,						Six Months Ended March 31,	Year Ended September 30,
	2013							2013
	(Unaudited}	2012	2011	2010		2009	2008	(Unaudited}	2012	2011	2010		2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 23.07	$19.55	$19.65	$18.56		$21.24	$28.36	$21.92	$18.64	$18.77	$17.79		$20.51	$27.52

Net investment income[1]	0.08	0.24	0.18	0.20		0.32	0.39	0.11	0.28	0.21	0.21		0.32	0.39
Net realized and unrealized gain (loss)	1.37	3.46	(0.10)	1.16		(1.55)	(5.13)	1.29	3.28	(0.08)	1.12		(1.50)	(4.95)

Net increase (decrease) from investment operations	1.45	3.70	0.08	1.36		(1.23)	(4.74)	1.40	3.56	0.13	1.33		(1.18)	(4.56)

Dividends and distributions from:
Net investment income	(0.12)	(0.18)[2]	(0.18)[2]	(0.27)[2]		(0.34)[2]	(0.41)[2]	(0.15)	(0.28)[2]	(0.26)[2]	(0.35)[2]		(0.43)[2]	(0.48)[2]
Net realized gain	(0.90)	–	–	–		(1.11)[2]	(1.97)[2]	(0.90)	–	–	–		(1.11)[2]	(1.97)[2]

Total dividends and distributions	(1.02)	(0.18)	(0.18)	(0.27)		(1.45)	(2.38)	(1.05)	(0.28)	(0.26)	(0.35)		(1.54)	(2.45)

Net asset value, end of period	$ 23.50	$23.07	$19.55	$19.65		$18.56	$21.24	$22.27	$21.92	$18.64	$18.77		$17.79	$20.51

Total Investment Return[3]

Based on net asset value	6.54%[4]	19.01%	0.34%	7.37%	[5]	(4.69)% [6]	(17.96)%	6.66%[4]	19.22%	0.55%	7.53%	[7]	(4.56)% [8]	(17.90)%

Ratios to Average Net Assets[9]

Total expenses	2.36%[10]	2.29%	2.36%	2.34%		2.09%	1.75%	2.07%[10]	2.06%	2.18%	2.20%		1.97%	1.67%

Total expenses after fees waived	2.05%[10]	1.98%	2.04%	2.02%		1.90%	1.73%	1.75%[10]	1.75%	1.87%	1.88%		1.76%	1.65%

Net investment income	0.74%[10]	1.13%	0.86%	1.03%		1.93%	1.56%	1.02%[10]	1.33%	1.04%	1.16%		2.00%	1.63%

Supplemental Data

Net assets, end of period (000)	$ 5,951	$7,128	$8,786	$14,374		$23,963	$51,371	$62,886	$61,541	$56,608	$61,017		$60,461	$72,694

Portfolio turnover of the Fund[11]	–	–	–	–		94% [12]	27%	–	–	–	–		94% [12]	27%

Portfolio turnover of the Master Total Return Portfolio	473%[13]	1,346% [14]	1,771% [15]	1,754%	[16]	708% [17]	–	473%[13]	1,346% [14]	1,771% [15]	1,754%	[16]	708% [17]	–

Portfolio turnover of the Master Large Cap Core Portfolio	29%	128%	129%	173%		168% [18]	–	29%	128%	129%	173%		168% [18]	–

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 6.82%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (5.10)%.

[7]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.12%.

[8]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (4.94)%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
[10]	Annualized.
[11]	Excludes transactions in the Master Portfolios.
[12]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.
[13]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 321%.
[14]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 752%.
[15]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,379%.
[16]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,248%.
[17]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 469%.
[18]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

12	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Financial Highlights (concluded)

	Class R
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,
		2012	2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$22.63	$19.22	$19.33	$18.31		$21.06		$28.22

Net investment income[1]	0.16	0.37	0.30	0.29		0.38		0.49
Net realized and unrealized gain (loss)	1.32	3.39	(0.09)	1.14		(1.54)		(5.08)

Net increase (decrease) from investment operations	1.48	3.76	0.21	1.43		(1.16)		(4.59)

Dividends and distributions from:
Net investment income	(0.19)	(0.35)[2]	(0.32)[2]	(0.41)[2]		(0.48)[2]		(0.60)[2]
Net realized gain	(0.90)	–	–	–		(1.11)[2]		(1.97)[2]

Total dividends and distributions	(1.09)	(0.35)	(0.32)	(0.41)		(1.59)		(2.57)

Net asset value, end of period	$23.02	$22.63	$19.22	$19.33		$18.31		$21.06

Total Investment Return[3]

Based on net asset value	6.85%[4]	19.73%	0.96%	7.87%	[5]	(4.25)%	[6]	(17.59)%

Ratios to Average Net Assets[7]

Total expenses	1.69%[8]	1.67%	1.77%	1.84%		1.64%		1.31%

Total expenses after fees waived	1.37%[8]	1.36%	1.46%	1.52%		1.42%		1.29%

Net investment income	1.41%[8]	1.73%	1.44%	1.51%		2.29%		1.98%

Supplemental Data

Net assets, end of period (000)	$7,889	$8,963	$8,118	$9,737		$10,194		$9,655

Portfolio turnover of the Fund[9]	–	–	–	–		94%	[10]	27%

Portfolio turnover of the Master Total Return Portfolio	473%[11]	1,346% [12]	1,771% [13]	1,754%	[14]	708%	[15]	–

Portfolio turnover of the Master Large Cap Core Portfolio	29%	128%	129%	173%		168%	[16]	–

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.53%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (4.62)%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
[8]	Annualized.
[9]	Excludes transactions in the Master Portfolios.
[10]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 321%.
[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 752%.
[13]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,379%.
[14]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,248%.
[15]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 469%.
[16]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	13

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing the fixed income portion of its assets in Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC, a mutual fund that has an investment objective and strategy consistent with that of the fixed income portion of the Fund, and investing the equity portion of its assets in Master Large Cap Core Portfolio (the “Master Large Cap Core Portfolio”) of Master Large Cap Series LLC, a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Large Cap Core Portfolio, both affiliates of the Fund, are collectively referred to as the “Master Portfolios.” The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The percentages of the Master Large Cap Core Portfolio and Master Total Return Portfolio owned by the Fund at March 31, 2013 were 23.8% and 9.1%, respectively. The performance of the Fund is directly affected by the performance of the Master Portfolios. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolios at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolios.

Valuation of securities held by the Master Portfolios is discussed in Note 1 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report. Investments in open-end registered investment companies are valued at NAV each business day.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses, and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

14	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Notes to Financial Statements (continued)

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee

First $250 million	0.500%
$250 million – $ 300 million	0.450%
$300 million – $ 400 million	0.425%
Greater than $400 million	0.400%

The Fund also pays an investment advisory fee to the Manager, which is the investment advisor of Master Total Return Portfolio and Master Large Cap Core Portfolio, to the extent it invests in the Master Total Return Portfolio and Master Large Cap Core Portfolio. The Manager has contractually agreed to waive its investment advisory fee by the amount the Fund pays in connection with its investments in the Master Portfolios. For the six months ended March 31, 2013, the Manager waived $1,449,762, which is included in fees waived by Manager in the Statement of Operations.

Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at March 31, 2013	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	6,285,043	(6,285,043)	–	$424

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended March 31, 2013, the Manager waived $5, which is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

Institutional	$5,168
Investor A	$7,420
Investor B	$372
Investor C	$1,101
Class R	$47

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

For the six months ended March 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $6,317.

For the six months ended March 31, 2013, affiliates received CDSCs as follows:

Investor B	$2,104
Investor C	$2,003

3. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate

MARCH 31, 2013
BLACKROCK BALANCED CAPITAL FUND, INC.		15

Notes to Financial Statements (continued)

equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the six months ended March 31, 2013.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended		Year Ended
	March 31, 2013		September 30, 2012
	Shares	Amount	Shares	Amount

Institutional

Shares sold	420,299	$9,900,584	1,073,577	$24,117,916
Shares issued to shareholders in reinvestment of dividends and distributions	759,778	17,338,157	416,633	9,131,872
Shares redeemed	(5,935,854)	(140,864,433)	(8,919,131)	(205,195,951)

Net decrease	(4,755,777)	$(113,625,692)	(7,428,921)	$(171,946,163)

Investor A

Shares sold and automatic conversion of shares	388,120	$9,118,227	652,208	$14,663,133
Shares issued to shareholders in reinvestment of dividends and distributions	792,557	18,038,677	339,412	7,454,026
Shares redeemed	(1,696,536)	(40,049,063)	(3,323,937)	(74,381,031)

Net decrease	(515,859)	$(12,892,159)	(2,332,317)	$(52,263,872)

Investor B

Shares sold	6,315	$145,749	19,198	$418,334
Shares issued to shareholders in reinvestment of dividends and distributions	10,919	242,309	2,546	54,515
Shares redeemed and automatic conversion of shares	(72,958)	(1,666,504)	(162,078)	(3,515,240)

Net decrease	(55,724)	$(1,278,446)	(140,334)	$(3,042,391)

Investor C

Shares sold	173,794	$3,788,231	378,641	$7,719,246
Shares issued to shareholders in reinvestment of dividends and distributions	119,176	2,505,104	34,624	706,396
Shares redeemed	(277,161)	(6,032,993)	(642,851)	(13,310,001)

Net increase (decrease)	15,809	$260,342	(229,586)	$(4,884,359)

Class R

Shares sold	33,935	$764,504	111,890	$2,378,885
Shares issued to shareholders in reinvestment of dividends and distributions	19,745	428,667	6,922	145,567
Shares redeemed	(107,146)	(2,382,558)	(145,021)	(3,098,481)

Net decrease	(53,466)	$(1,189,387)	(26,209)	$(574,029)

Total net decrease	(5,365,017)	$(128,725,342)	(10,157,367)	$(232,710,814)

16	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Notes to Financial Statements (concluded)

5. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Fund became a party to a 364-day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

MARCH 31, 2013
BLACKROCK BALANCED CAPITAL FUND, INC.		17

Portfolio Summary	Master Large Cap Core Portfolio

As of March 31, 2013

Percent of
Long-Term
Ten Largest Holdings	Investments

Google, Inc., Class A	4%
Pfizer, Inc.	3
JPMorgan Chase & Co.	3
Merck & Co., Inc.	3
Apple, Inc.	3
Bank of America Corp.	3
News Corp., Class A	3
3M Co.	3
Citigroup, Inc.	3
CVS Caremark Corp.	3

Percent of
Long-Term
Sector Allocations	Investments

Information Technology	21%
Financials	20
Health Care	12
Industrials	12
Energy	12
Consumer Discretionary	12
Consumer Staples	6
Materials	4
Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

18	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Schedule of Investments March 31, 2013 (Unaudited)	Master Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense – 0.9%
The Boeing Co.	246,900	$21,196,365

Airlines – 3.7%
Copa Holdings SA, Class A	113,100	13,527,891
Delta Air Lines, Inc. (a)	1,303,925	21,527,802
United Continental Holdings, Inc. (a)(b)	1,531,920	49,036,759

		84,092,452

Auto Components – 1.0%
TRW Automotive Holdings Corp. (a)	429,393	23,616,615

Beverages – 1.5%
The Coca-Cola Co.	851,575	34,437,693

Capital Markets – 1.5%
The Goldman Sachs Group, Inc.	227,131	33,422,327

Chemicals – 0.3%
Cabot Corp.	203,874	6,972,491

Commercial Banks – 3.5%
SunTrust Banks, Inc. (a)	852,700	24,566,287
U.S. Bancorp	1,650,775	56,010,796

		80,577,083

Commercial Services & Supplies – 0.7%
Tyco International Ltd.	468,900	15,004,800

Computers & Peripherals – 4.1%
Apple, Inc.	145,750	64,513,323
EMC Corp. (a)	1,210,900	28,928,401

		93,441,724

Construction & Engineering – 1.1%
KBR, Inc.	799,900	25,660,792

Consumer Finance – 1.8%
Discover Financial Services	938,300	42,073,372

Containers & Packaging – 1.8%
Packaging Corp. of America	627,613	28,160,995
Rock-Tenn Co., Class A	136,694	12,683,836

		40,844,831

Diversified Financial Services – 8.6%
Bank of America Corp.	5,296,300	64,508,934
Citigroup, Inc.	1,395,018	61,715,596
JPMorgan Chase & Co.	1,450,024	68,818,139

		195,042,669

Diversified Telecommunication Services – 1.1%
Verizon Communications, Inc.	492,900	24,226,035

Electronic Equipment, Instruments & Components – 0.7%
Avnet, Inc. (a)	434,200	15,718,040

Energy Equipment & Services – 0.7%
Oceaneering International, Inc.	223,800	14,862,558

Food & Staples Retailing – 4.1%
CVS Caremark Corp.	1,056,825	58,114,807
Wal-Mart Stores, Inc.	473,050	35,398,331

		93,513,138

Health Care Equipment & Supplies – 0.9%
Abbott Laboratories	554,900	19,599,068

Health Care Providers & Services – 1.4%
McKesson Corp.	294,425	31,786,123

Industrial Conglomerates – 3.4%
3M Co.	585,975	62,295,002

Common Stocks	Shares	Value

Industrial Conglomerates (concluded)
General Electric Co.	605,250	$13,993,380

		76,288,382

Insurance – 4.6%
Allied World Assurance Co. Holdings AG	75,500	7,000,360
American Financial Group, Inc.	106,700	5,055,446
American International Group, Inc. (a)	765,500	29,716,710
The Chubb Corp.	171,700	15,028,901
Everest Re Group Ltd.	9,500	1,233,670
PartnerRe Ltd. (b)	141,500	13,175,065
The Travelers Cos., Inc.	405,900	34,172,721

		105,382,873

Internet Software & Services – 3.8%
Google, Inc., Class A (a)	110,275	87,561,658

IT Services – 5.4%
International Business Machines Corp.	105,150	22,428,495
Mastercard, Inc., Class A	107,250	58,036,193
Teradata Corp. (a)	709,200	41,495,292

		121,959,980

Life Sciences Tools & Services – 1.2%
Agilent Technologies, Inc.	641,500	26,923,755

Machinery – 2.0%
Ingersoll-Rand Plc	535,900	29,479,859
Oshkosh Corp. (a)	387,800	16,477,622

		45,957,481

Media – 6.3%
Comcast Corp., Class A	1,241,200	52,142,812
News Corp., Class A	2,050,250	62,573,630
Time Warner Cable, Inc.	306,180	29,411,651

		144,128,093

Multiline Retail – 0.9%
Dillard’s, Inc., Class A	257,065	20,192,456

Oil, Gas & Consumable Fuels – 10.9%
Chevron Corp.	405,775	48,214,186
Exxon Mobil Corp.	546,100	49,209,071
Marathon Oil Corp.	787,075	26,540,169
Marathon Petroleum Corp.	547,050	49,015,680
PBF Energy, Inc.	555,238	20,638,196
Suncor Energy, Inc.	1,345,940	40,391,659
Tesoro Corp.	242,093	14,174,545

		248,183,506

Paper & Forest Products – 2.3%
Domtar Corp.	168,300	13,063,446
International Paper Co.	841,300	39,187,754

		52,251,200

Pharmaceuticals – 8.7%
AbbVie, Inc.	532,900	21,731,662
Eli Lilly & Co.	402,175	22,839,518
Johnson & Johnson	124,225	10,128,064
Merck & Co., Inc.	1,483,650	65,621,839
Pfizer, Inc.	2,582,175	74,521,571
Zoetis, Inc.	99,300	3,316,620

		198,159,274

Semiconductors & Semiconductor Equipment – 1.8%
KLA-Tencor Corp.	565,475	29,823,151

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	19

Schedule of Investments (continued)	Master Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment (concluded)
Teradyne, Inc. (a)(b)	716,600	$11,623,252

		41,446,403

Software – 5.2%
Activision Blizzard, Inc.	1,604,900	23,383,393
Microsoft Corp.	1,859,650	53,204,587
Oracle Corp.	1,321,600	42,740,544

		119,328,524

Specialty Retail – 2.2%
PetSmart, Inc.	195,835	12,161,354
Ross Stores, Inc.	636,900	38,608,878

		50,770,232

Textiles, Apparel & Luxury Goods – 0.9%
NIKE, Inc., Class B	328,974	19,412,756

Tobacco – 0.1%
Philip Morris International, Inc.	35,775	3,316,700

Total Long-Term Investments
(Cost – $1,758,631,284) – 99.1%		2,257,351,449

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	22,119,874	$22,119,874

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.23% (c)(d)(e)	$ 15,024	15,023,875

	Par
	(000)

Time Deposits – 0.0%
Brown Brothers Harriman & Co., 0.08%, 4/01/13	441	440,968

Total Short-Term Securities
(Cost – $37,584,717) – 1.6%		37,584,717

Total Investments (Cost – $1,796,216,001*) – 100.7%		2,294,936,166
Liabilities in Excess of Other Assets – (0.7)%		(16,032,358)

Net Assets – 100.0%		$2,278,903,808

  Notes to Schedule of Investments

*	As of March 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,794,329,467

Gross unrealized appreciation	$509,780,530
Gross unrealized depreciation	(9,173,831)

Net unrealized appreciation	$500,606,699

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers considered to be an affiliate of the Portfolio during the period ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/Beneficial		Shares/Beneficial
	Interest Held at	Net	Interest Held at
Affiliate	September 30, 2012	Activity	March 31, 2013	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	40,033,302	(17,913,428)	22,119,874	$10,394
BlackRock Liquidity Series, LLC Money Market Series	$22,802,709	$ (7,778,834)	$15,023,875	$11,443

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

20	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Schedule of Investments (concluded)	Master Large Cap Core Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	$2,257,351,449	–	–	$2,257,351,449
Short-Term Securities	22,560,842	$15,023,875	–	37,584,717

Total	$2,279,912,291	$15,023,875	–	$2,294,936,166

1  See above Schedule of Investments for values in each industry.

Certain of the Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, collateral on securities loaned at value of $15,023,875 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended March 31, 2013.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	21

Statement of Assets and Liabilities	Master Large Cap Core Portfolio

March 31, 2013 (Unaudited)

Assets

Investments at value – unaffiliated[1,2]	$2,257,792,417
Investments at value – affiliated[3]	37,143,749
Investments sold receivable	3,708,883
Dividends receivable	2,788,754
Securities lending income receivable – affiliated	2,647
Prepaid expenses	31,962

Total assets	2,301,468,412

Liabilities

Collateral on securities loaned at value	15,023,875
Withdrawals payable to investors	1,432,709
Investments purchased payable	4,906,208
Investment advisory fees payable	906,337
Directors’ fees payable	13,451
Other affiliates payable	15,086
Other accrued expenses payable	266,938

Total liabilities	22,564,604

Net Assets	$2,278,903,808

Net Assets Consist of

Investors’ capital	$1,780,183,642
Net unrealized appreciation/depreciation	498,720,166

Net Assets	$2,278,903,808

[1] Investments at cost – unaffiliated	$1,759,072,252
[2] Securities loaned at value	$14,806,262
[3] Investments at cost – affiliated	$37,143,749

See Notes to Financial Statements.

22	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Statement of Operations	Master Large Cap Core Portfolio

Six Months Ended March 31, 2013 (Unaudited)

Investment Income

Dividends – unaffiliated	$22,317,958
Foreign taxes withheld	(53,324)
Securities lending – affiliated – net	11,443
Dividends – affiliated	10,394

Total income	22,286,471

Expenses

Investment advisory	5,328,032
Accounting services	207,547
Custodian	53,134
Professional	35,310
Directors	31,723
Printing	4,482
Miscellaneous	18,089

Total expenses excluding federal income tax	5,678,317
Federal income tax	100

Total expenses	5,678,417
Less fees waived by Manager	(5,581)

Total expenses after fees waived	5,672,836

Net investment income	16,613,635

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	132,801,231
Foreign currency transactions	(18,284)

132,782,947

Net change in unrealized appreciation/depreciation on investments	78,655,682

Total realized and unrealized gain	211,438,629

Net Increase in Net Assets Resulting from Operations	$228,052,264

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	23

Statements of Changes in Net Assets	Master Large Cap Core Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations

Net investment income	$16,613,635	$40,780,497
Net realized gain	132,782,947	115,001,657
Net change in unrealized appreciation/depreciation	78,655,682	492,381,340

Net increase in net assets resulting from operations	228,052,264	648,163,494

Capital Share Transactions

Proceeds from contributions	89,026,973	328,459,593
Value of withdrawals	(357,026,182)	(964,485,911)

Net decrease in net assets derived from capital share transactions	(267,999,209)	(636,026,318)

Net Assets

Total increase (decrease) in net assets	(39,946,945)	12,137,176
Beginning of period	2,318,850,753	2,306,713,577

End of period	$2,278,903,808	$2,318,850,753

See Notes to Financial Statements.

24	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Financial Highlights	Master Large Cap Core Portfolio

	Master Large Cap Core Portfolio
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period November 1, 2008 to September 30, 2009		Year Ended October 31,
			2012	2011	2010			2008	2007

Total Investment Return

Total investment return	10.66%	[1]	29.97%	(1.61)%	6.16%	12.63%	[12]	(38.84)%	13.94%

Ratios to Average Net Assets

Total expenses	0.50%	[3]	0.50%	0.49%	0.49%	0.50%	[3]	0.50%	0.49%

Total expenses after fees waived	0.50%	[3]	0.50%	0.49%	0.49%	0.50%	[3]	0.50%	0.49%

Net investment income	1.47%	[3]	1.67%	1.13%	1.11%	1.56%	[3]	0.93%	0.63%

Supplemental Data

Net assets, end of period (000)	$2,278,904		$2,318,851	$2,306,714	$3,209,486	$3,946,322		$2,843,515	$5,649,731

Portfolio turnover	29%		128%	129%	173%	168%		109%	96%

[1]	Aggregate total investment return.
[2]

Includes proceeds received from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 12.39%.

[3]	Annualized.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	25

Notes to Financial Statements (Unaudited)	Master Large Cap Core Portfolio

1. Organization and Significant Accounting Policies:

Master Large Cap Core Portfolio (the “Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Portfolio is classified as diversified. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolio values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market

Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist including regular due diligence of the Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Foreign Currency: The Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolio reports realized currency

26	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to the Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Portfolio has a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolio earns dividend or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended March 31, 2013, any securities on loan were collateralized by cash.

Income Taxes: The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Portfolio files US federal and various state and local tax returns. No income tax returns are currently are currently under examination. The statute of limitations on the Portfolio’s US federal tax returns remains open for each of the three years ended September 30, 2012 and the period ended September 30, 2009. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if

MARCH 31, 2013
BLACKROCK BALANCED CAPITAL FUND, INC.		27

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

The Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from their counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2013

Net Realized Gain (Loss) From

Foreign currency exchange contracts:
Foreign currency exchange contracts	$(18,377)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee based on a percentage of the Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Rate

Not exceeding $1 Billion	0.50%
In excess of $1 Billion, but not exceeding $5 Billion	0.45%
In excess of $5 Billion	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the six months ended March 31, 2013, the Portfolio reimbursed the Manager $13,284 for certain accounting services, which is included in accounting services in the Statements of Operations.

28	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Notes to Financial Statements (concluded)	Master Large Cap Core Portfolio

The Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Portfolio retains 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The Portfolio benefits from a borrower default indemnity provided by BlackRock. As a securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of the borrower default indemnification. BIM does not receive any fees for managing cash collateral. The share of income earned by the Portfolio on the reinvestment of cash collateral is shown as securities lending – affiliated – net in the Statement of Operations. For the six months ended March 31, 2013, BIM received $7,305 in securities lending agent fees related to securities lending activities for the Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2013, were $643,917,891 and $869,655,664, respectively.

5. Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2012. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2013.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

As of March 31, 2013, the Portfolio invested a significant portion of its assets in securities in the information technology and financials sectors. Changes in economic conditions affecting the information technology and financials sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Portfolio became a party to a 364- day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Portfolio can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	29

Officers and Directors of Master Large Cap Series LLC

Robert W. Forbes, Co-Chairman of the Board and Director

Rodney D. Johnson, Co-Chairman of the Board and Director

Paul L. Audet, Director

David O. Beim, Director

Henry Gabbay, Director

Dr. Martina S. Horner, Director

Herbert I. London, Director

Ian A. MacKinnon, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

30	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Master Portfolio Information	Master Total Return Portfolio

As of March 31, 2013

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	41%
Corporate Bonds	17
U.S. Treasury Obligations	13
Non-Agency Mortgage-Backed Securities	9
Asset-Backed Securities	9
Foreign Government Obligations	6
Foreign Agency Obligations	2
Floating Rate Loan Interests	2
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	62%
AA/Aa	4
A	9
BBB/Baa	9
BB/Ba	4
B	3
CCC/Caa	1
Not Rated	8

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service ratings.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	31

Consolidated Schedule of Investments March 31, 2013 (Unaudited)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 0.92%, 12/25/33 (a)	USD	581	$518,083
Series 2006-CW1, Class A2C, 0.34%, 7/25/36 (a)		1,605	1,056,445
Alm Loan Funding, Series 2012-7A, Class A1, 1.72%, 10/19/24 (a)(b)		9,870	9,889,740
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		4,050	4,240,289
Series 2012-2, Class C, 2.64%, 10/10/17		3,080	3,174,168
Series 2012-3, Class C, 2.42%, 5/08/18		2,880	2,963,742
Series 2012-4, Class B, 1.31%, 11/08/17		1,825	1,835,430
Series 2012-4, Class C, 1.93%, 8/08/18		2,865	2,902,219
Series 2012-5, Class C, 1.69%, 11/08/18		3,440	3,468,807
ARES CLO Ltd., Series 2012-2A, Class B1, 3.43%, 10/12/23 (a)(b)		3,015	3,041,532
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	5,456	7,079,127
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE10, Class 21A1, 0.27%, 12/25/36 (a)	USD	1,493	1,453,133
BlueMountain CLO Ltd., Series 2012-2A, Class B1, 2.37%, 11/20/24 (a)(b)		3,150	3,150,000
Capital Auto Receivables Asset Trust, Series 2013-1, Class B, 1.29%, 4/20/18		3,660	3,657,211
Capital Auto Receivables Asset Trust 2013-1, Series 2013-1, Class D, 2.19%, 9/20/21		6,420	6,411,699
Capital One Multi-Asset Execution Trust, Series 2004-3C, Class 3C, 6.63%, 4/19/17 (a)	GBP	3,400	5,422,322
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.78%, 1/20/25 (a)(b)	USD	13,730	13,730,000
CarMax Auto Owner Trust, Series 2012-1, Class D, 3.09%, 8/15/18		1,430	1,478,068
Cavalry CLO Ltd., Series 2A, Class B1, 2.38%, 1/17/24 (a)(b)		7,090	7,019,100
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.80%, 11/07/23 (a)(b)		2,630	2,653,978
Series 2012-1A, Class C, 2.20%, 11/07/23 (a)(b)		1,690	1,705,342
CIFC Funding Ltd.:
Series 2012-3A, Class A1L, 1.72%, 1/29/25 (a)(b)		5,000	5,000,000
Series 2012-3A, Class A2L, 2.59%, 1/29/25 (a)(b)		4,480	4,502,400
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.82%, 9/25/33 (a)		672	628,119

Asset-Backed Securities		Par (000)	Value

Series 2004-5, Class A, 1.10%, 10/25/34 (a)	USD	752	$738,820
Series 2006-17, Class 2A2, 0.35%, 3/25/47 (a)		912	766,940
Series 2007-12, Class 2A1, 0.55%, 8/25/47 (a)		18	17,692
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.52%, 3/16/20 (b)		4,165	4,191,277
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.51%, 10/20/43 (a)(b)		4,539	4,212,565
DT Auto Owner Trust:
Series 2011-3A, Class C, 4.03%, 2/15/17 (b)		2,460	2,499,633
Series 2012-1A, Class B, 2.26%, 10/16/17 (b)		2,700	2,714,855
Series 2012-1A, Class C, 3.38%, 10/16/17 (b)		1,780	1,802,985
Series 2012-1A, Class D, 4.94%, 7/16/18 (b)		3,885	4,007,498
Series 2012-2A, Class B, 1.85%, 4/17/17 (b)		530	531,862
Series 2012-2A, Class C, 2.72%, 4/17/17 (b)		200	202,629
ECP CLO Ltd., Series 2012-4A, Class A1, 1.63%, 6/19/24 (a)(b)		4,910	4,922,422
Fannie Mae REMIC Trust, Series 2003-W5, Class A, 0.42%, 4/25/33 (a)		8	7,382
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class D, 2.41%, 9/15/15 (b)		1,620	1,628,304
Series 2011-2, Class C, 2.37%, 9/15/15		3,860	3,881,743
Series 2011-2, Class D, 2.86%, 9/15/15		2,685	2,704,968
Series 2012-1, Class C, 1.70%, 1/15/16 (a)		4,380	4,408,404
Series 2012-1, Class D, 2.30%, 1/15/16 (a)		4,100	4,124,850
Series 2012-2, Class C, 2.86%, 1/15/19		1,030	1,080,895
Series 2012-2, Class D, 3.50%, 1/15/19		1,820	1,917,952
Series 2012-4, Class C, 1.39%, 9/15/16		2,125	2,136,216
Series 2012-4, Class D, 2.09%, 9/15/16		3,710	3,729,689
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 1.43%, 4/25/25 (a)(b)		5,810	5,762,794
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.27%, 3/25/36 (a)		29	16,443
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A1, 1.34%, 10/15/43 (b)		1,535	1,538,837

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	KRW	South Korean Won
	CAD	Canadian Dollar	LIBOR	London Interbank Offered Rate
	CHF	Swiss Franc	MXN	Mexican Peso
	CNY	Chinese Yuan	NOK	Norwegian Krone
	EUR	Euro	RB	Revenue Bonds
	FKA	Formerly Known As	SEK	Swedish Krona
	GBP	British Pound	TBA	To-be-announced
	JPY	Japanese Yen	USD	US Dollar

See Notes to Consolidated Financial Statements.

32	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

Series 2012-T2, Class A2, 1.99%, 10/15/45 (b)	USD	3,135	$3,195,819
Series 2013-T1, Class A2, 1.50%, 1/16/46 (b)		11,230	11,306,364
Series 2013-T1, Class B2, 1.74%, 1/16/46 (b)		1,000	1,003,750
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.31%, 7/25/37 (a)		26	25,592
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		2,555	2,609,396
ING Investment Management Co.:
Series 2012-2A, Class A, 1.83%, 10/15/22 (a)(b)		7,045	7,071,771
Series 2012-3A, Class A, 1.75%, 10/15/22 (a)(b)		12,895	12,920,790
JG Wentworth XX LLC, Series 2010-1A, Class A, 5.56%, 7/15/59 (b)		7,753	9,167,177
JG Wentworth XXI LLC, Series 2010-2A, Class A, 4.07%, 1/15/48 (b)		3,826	4,219,498
JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (b)		7,478	8,088,019
JGWPT XXVII LLC, Series 2012-3A, Class A, 3.22%, 9/15/65 (b)		4,222	4,295,176
KKR Financial CLO Corp., Series 2007-AA, Class A, 1.03%, 10/15/17 (a)(b)		9,087	9,029,737
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class A2MZ, 0.80%, 12/25/34 (a)		820	784,493
Nelnet Student Loan Trust:
Series 2006-1, Class A5, 0.40%, 8/23/27 (a)		6,505	6,378,588
Series 2008-3, Class A4, 1.94%, 11/25/24 (a)		5,600	5,961,922
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.46%, 6/25/35 (a)		2,543	2,523,812
Northwoods Capital Corp./Northwoods Capital Ltd.:
Series 2012-9A, Class A, 1.79%, 1/18/24 (a)(b)		4,300	4,305,375
Series 2012-9A, Class B1, 2.62%, 1/18/24 (a)(b)		4,090	4,090,000
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.84%, 7/25/33 (a)		1,398	1,280,269
OZLM Funding Ltd., Series 2012-2A, Class A1, 2.21%, 10/30/23 (a)(b)		7,530	7,673,070
PFS Financing Corp., Series 2012-AA, Class A, 1.40%, 2/15/16 (a)(b)		4,400	4,428,741
RAAC Trust, Series 2005-SP2, Class 2A, 0.50%, 6/25/44 (a)		5,346	4,668,854
RASC Trust, Series 2003-KS5, Class AIIB, 0.78%, 7/25/33 (a)		680	533,381
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		2,905	2,917,261
Series 2012-4, Class C, 2.94%, 12/15/17		4,600	4,778,167
Series 2012-5, Class B, 1.56%, 8/15/18		4,090	4,129,914
Series 2012-5, Class C, 2.70%, 8/15/18		1,950	2,035,172
Series 2012-6, Class B, 1.33%, 5/15/17		3,565	3,584,404
Series 2012-6, Class C, 1.94%, 3/15/18		2,460	2,489,530
Series 2012-AA, Class B, 1.21%, 10/16/17 (b)		9,060	9,074,632
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)		16,880	16,995,797
Series 2013-2, Class B, 1.33%, 3/15/18		8,700	8,694,606

Asset-Backed Securities		Par (000)	Value

Series 2013-2, Class C, 1.95%, 3/15/19	USD	14,280	$14,273,417
Series 2012-1, Class B, 2.72%, 5/16/16		2,260	2,315,610
Series 2012-1, Class C, 3.78%, 11/15/17		3,045	3,186,318
Series 2012-2, Class C, 3.20%, 2/15/18		6,490	6,748,386
Series 2012-3, Class B, 1.94%, 12/15/16		6,245	6,340,530
Series 2012-3, Class C, 3.01%, 4/16/18		8,515	8,838,459
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.48%, 4/25/35 (a)		473	454,189
Scholar Funding Trust, Series 2011-A, Class A, 1.20%, 10/28/43 (a)(b)		4,465	4,479,905
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.48%, 6/15/21 (a)		4,809	4,733,554
Series 2008-5, Class A4, 2.00%, 7/25/23 (a)		4,690	4,944,798
Series 2011-B, Class A2, 3.74%, 2/15/29 (b)		1,420	1,543,945
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		4,120	4,628,803
Series 2012-A, Class A1, 1.60%, 8/15/25 (a)(b)		2,634	2,674,655
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		2,750	3,010,516
Series 2012-B, Class A2, 3.48%, 10/15/30 (b)		730	781,642
Series 2012-C, Class A1, 1.30%, 8/15/23 (a)(b)		5,166	5,216,421
Series 2012-C, Class A2, 3.31%, 10/15/46 (b)		10,125	10,809,025
Series 2012-D, Class A2, 2.95%, 2/15/46 (b)		12,220	12,844,699
Series 2012-E, Class A1, 0.95%, 10/16/23 (a)(b)		5,048	5,071,665
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		12,960	12,956,371
Series 2013-A, Class A2B, 1.25%, 5/17/27 (a)(b)		11,170	11,179,718
Series 2013-A, Class B, 2.50%, 3/15/47 (b)		4,990	4,735,565
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 1/25/31 (b)		1,139	1,116,731
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC1, Class A2, 0.25%, 2/25/37 (a)		76	75,993
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.50%, 1/25/35 (a)		1,893	1,669,949
Vibrant CLO Ltd.:
Series 2012-1A, Class A1, 1.79%, 7/17/24 (a)(b)		13,740	13,837,691
Series 2012-1A, Class A2, 2.71%, 7/17/24 (a)(b)		2,600	2,628,548
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		8,570	8,824,846
Series 2012-C, Class B, 3.57%, 8/15/22		3,000	3,151,734
Series 2012-C, Class C, 4.55%, 8/15/22		5,030	5,474,345
Series 2012-D, Class A, 2.15%, 4/17/23		11,030	11,216,219
Series 2012-D, Class B, 3.34%, 4/17/23		3,551	3,520,536
Series 2012-D, Class M, 3.09%, 4/17/23		2,725	2,746,465

Total Asset-Backed Securities – 14.9%			512,820,934

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	33

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Aerospace & Defense – 0.1%
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (b)	USD	2,254	$2,322,060
6.25%, 1/15/40 (b)		1,380	1,213,326

			3,535,386

Airlines – 0.0%
Scandinavian Airlines System Denmark-Norway-Sweden:
9.65%, 6/16/14	EUR	800	1,045,859
10.50%, 6/16/14	SEK	1,000	153,125

			1,198,984

Auto Components – 0.4%
BorgWarner, Inc., 4.63%, 9/15/20	USD	2,925	3,217,822
Continental Rubber of America Corp., 4.50%, 9/15/19 (b)		6,640	6,790,130
GKN Holdings Plc, 5.38%, 9/19/22	GBP	2,110	3,374,140

			13,382,092

Automobiles – 0.1%
Ford Motor Co., 4.75%, 1/15/43	USD	4,640	4,318,462
Jaguar Land Rover Automotive Plc, 8.25%, 3/15/20	GBP	290	494,771

			4,813,233

Beverages – 0.1%
Pernod-Ricard SA, 4.45%, 1/15/22 (b)	USD	2,994	3,288,328

Biotechnology – 0.1%
Amgen, Inc., 4.38%, 12/05/18	EUR	1,600	2,371,660

Building Products – 0.1%
Buzzi Unicem SpA, 6.25%, 9/28/18		2,517	3,467,943

Capital Markets – 0.5%
The Goldman Sachs Group, Inc.:
5.75%, 1/24/22	USD	2,001	2,326,611
3.63%, 1/22/23		13,415	13,509,348

			15,835,959

Chemicals – 0.6%
Evonik Industries AG, 1.88%, 4/08/20	EUR	1,495	1,911,094
INEOS Finance Plc, 7.50%, 5/01/20 (b)	USD	565	615,144
LyondellBasell Industries NV, 5.00%, 4/15/19		5,110	5,774,300
Momentive Performance Materials, Inc., 8.88%, 10/15/20		2,035	2,096,050
Rain CII Carbon LLC/CII Carbon Corp., 8.50%, 1/15/21	EUR	1,190	1,586,356
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	USD	2,355	2,413,875
Tronox Finance LLC, 6.38%, 8/15/20 (b)		4,242	4,114,740
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.38%, 5/01/21 (b)		630	663,075

			19,174,634

Commercial Banks – 1.8%
Abbey National Treasury Services Plc, 1.75%, 1/15/18	EUR	2,120	2,691,590
ABN AMRO Bank NV, 7.13%, 7/06/22		323	470,201
AIB Mortgage Bank, 2.63%, 7/28/17		1,260	1,630,686
Banco Espirito Santo SA, 4.75%, 1/15/18		600	744,015
Banco Santander SA, 3.25%, 2/17/15		2,100	2,747,101
Bankinter SA, 3.88%, 10/30/15		1,550	2,047,860
Banque Federative du Credit Mutuel SA, 1.63%, 1/11/18		3,000	3,814,141
Barclays Bank Plc:
6.63%, 3/30/22		930	1,359,969
4.88%, 12/29/49 (a)		500	466,255
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (b)	USD	5,910	6,180,678

Corporate Bonds		Par (000)	Value

Commercial Banks (concluded)
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)	USD	15,610	$16,214,887
ICICI Bank Ltd., 4.75%, 11/25/16 (b)		6,450	6,904,415
ING Bank NV, 0.99%, 5/23/16 (a)		600	570,000
Kutxabank SA, 3.00%, 2/01/17	EUR	1,400	1,813,691
Lloyds TSB Bank Plc, 6.50%, 9/17/40	GBP	350	656,610
Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/22 (a)	USD	10,000	10,515,390
Wells Fargo & Co., 3.45%, 2/13/23		4,809	4,841,316

			63,668,805

Commercial Services & Supplies – 0.2%
Algeco Scotsman Global Finance Plc, 9.00%, 10/15/18	EUR	1,750	2,333,325
GCL Holdings SCA, 9.38%, 4/15/18		982	1,359,426
IVS Group, 7.13%, 4/01/20		1,957	2,511,995
La Financiere Atalian SA, 7.25%, 1/15/20		820	1,068,944
Verisure Holding AB, 8.75%, 12/01/18		300	397,999

			7,671,689

Communications Equipment – 0.1%
Nokia Oyj, 5.00%, 10/26/17		1,100	1,741,466

Construction Materials – 0.1%
CRH Finance Ltd., 3.13%, 4/03/23		1,590	2,067,553

Consumer Finance – 0.2%
Discover Bank:
8.70%, 11/18/19	USD	470	628,010
7.00%, 4/15/20		3,335	4,151,468
Discover Financial Services, 3.85%, 11/21/22		1,510	1,554,225

			6,333,703

Containers & Packaging – 0.2%
Ardagh Glass Finance Plc, 8.75%, 2/01/20	EUR	171	229,051
Ardagh Packaging Finance Plc, 9.25%, 10/15/20		146	202,114
Ardagh Packaging Finance Plc/Ardagh MP Holdings USA, Inc., 4.88%, 11/15/22 (b)	USD	475	469,063
Rock Tenn Co., 4.00%, 3/01/23		5,293	5,352,742

			6,252,970

Distributors – 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (b)		3,926	4,156,652

Diversified Financial Services – 5.2%
Annington Finance No. 4 Plc, 1.48%, 1/10/23 (a)	GBP	3,018	4,435,887
AyT Cedulas Cajas Global:
4.00%, 3/21/17	EUR	1,600	2,021,758
4.00%, 3/24/21		800	923,098
AyT Cedulas Cajas IX Fondo de Titulizacion, 3.75%, 3/31/15		3,200	4,128,323
AyT Cedulas Cajas X Fondo de Titulizacion:
0.28%, 6/30/15 (a)		600	705,676
3.75%, 6/30/25		2,900	2,919,813
Bank of America Corp.:
6.50%, 8/01/16	USD	2,325	2,677,661
3.88%, 3/22/17		5,130	5,518,654
2.00%, 1/11/18		11,710	11,654,296
5.65%, 5/01/18		25,135	29,076,344
5.70%, 1/24/22		10,127	11,862,170
3.30%, 1/11/23		5,330	5,255,694
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25	EUR	900	928,692
4.25%, 4/10/31		800	772,281
Cedulas TDA 7 Fondo de Titulizacion de Activos, 3.50%, 6/20/17		100	121,145

See Notes to Consolidated Financial Statements.

34	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Diversified Financial Services (concluded)
Citigroup, Inc.:
4.59%, 12/15/15	USD	27,331	$29,625,957
4.45%, 1/10/17		1,900	2,091,778
EC Finance Plc, 9.75%, 8/01/17	EUR	329	457,558
Ford Motor Credit Co. LLC:
5.00%, 5/15/18	USD	7,622	8,394,947
4.25%, 9/20/22		5,950	6,152,003
General Electric Capital Corp., 3.10%, 1/09/23		7,015	6,945,292
JPMorgan Chase & Co.:
3.25%, 9/23/22		2,651	2,646,907
3.20%, 1/25/23		5,535	5,526,044
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (b)		4,145	4,803,537
Novus USA Trust, Series 2013-1, 1.59%, 2/28/14 (a)(b)		6,940	6,940,000
Tiers Trust, Series 2012-01, 2.04%, 5/12/14 (a)(b)		18,466	18,489,082
TMX Finance LLC/TitleMax Finance Corp., 13.25%, 7/15/15		4,000	4,380,000

			179,454,597

Diversified Telecommunication Services – 0.6%
AT&T, Inc., 5.35%, 9/01/40		4,235	4,533,894
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		4,072	4,448,660
Level 3 Financing, Inc., 8.13%, 7/01/19		4,474	4,921,400
Sprint Capital Corp., 6.88%, 11/15/28		2,003	2,048,067
Telenet Finance III Luxembourg SCA, 6.63%, 2/15/21	EUR	200	267,255
Telenet Finance Luxembourg SCA, 6.38%, 11/15/20		200	266,640
Verizon Communications, Inc., 3.85%, 11/01/42	USD	4,018	3,475,132
Ziggo NV, 3.63%, 3/27/20	EUR	488	626,300

			20,587,348

Electric Utilities – 1.3%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18	USD	1,199	1,593,087
5.95%, 12/15/36		2,175	2,466,415
Duke Energy Carolinas LLC, 4.25%, 12/15/41		3,915	4,013,345
Enel Finance International NV, 4.88%, 4/17/23	EUR	969	1,274,307
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20	USD	7,690	8,718,537
Florida Power & Light Co., 5.95%, 2/01/38		3,645	4,736,455
Florida Power Corp., 6.40%, 6/15/38		2,646	3,530,481
Georgia Power Co., 3.00%, 4/15/16		8,985	9,575,081
Jersey Central Power & Light Co., 7.35%, 2/01/19		2,730	3,476,931
MidAmerican Energy Holdings Co., 6.50%, 9/15/37		25	32,456
Southern California Edison Co., Series 2008-A, 5.95%, 2/01/38		2,825	3,655,092
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (b)		2,815	2,953,822

			46,026,009

Energy Equipment & Services – 1.0%
Transocean, Inc.:
5.05%, 12/15/16		5,700	6,333,253
2.50%, 10/15/17		8,495	8,602,504
6.00%, 3/15/18		16,018	18,142,035

			33,077,792

Food & Staples Retailing – 0.2%
Co-Operative Group Holdings:
5.63%, 7/08/20 (c)	GBP	1,150	1,800,186
6.25%, 7/08/26 (c)		1,270	2,018,919

Corporate Bonds		Par (000)	Value

Food & Staples Retailing (concluded)
WM Treasury Plc, 4.63%, 12/03/42	USD	1,140	$1,760,728

			5,579,833

Food Products – 0.3%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	280	438,310
Kraft Foods Group, Inc., 5.00%, 6/04/42	USD	3,505	3,758,114
Mondelez International, Inc., 6.50%, 8/11/17		6,049	7,303,841

			11,500,265

Gas Utilities – 0.1%
Snam SpA, 3.88%, 3/19/18	EUR	2,483	3,369,770

Health Care Equipment & Supplies – 0.5%
Boston Scientific Corp.:
6.25%, 11/15/15	USD	13,154	14,752,566
6.00%, 1/15/20		2,720	3,179,316
Ontex IV SA, 9.00%, 4/15/19	EUR	680	904,310

			18,836,192

Health Care Providers & Services – 0.8%
Care UK Health & Social Care Plc, 9.75%, 8/01/17	GBP	334	520,304
Coventry Health Care, Inc., 5.45%, 6/15/21	USD	3,862	4,551,568
HCA, Inc., 7.25%, 9/15/20		3,925	4,342,031
Priory Group No. 3 Plc, 7.00%, 2/15/18	GBP	360	563,542
Tenet Healthcare Corp.:
6.25%, 11/01/18	USD	4,905	5,444,550
8.88%, 7/01/19		2,660	2,992,500
4.75%, 6/01/20 (b)		1,977	1,986,885
UnitedHealth Group, Inc., 3.38%, 11/15/21		1,630	1,720,798
Voyage Care Bondco Plc, 11.00%, 2/01/19	GBP	1,800	2,735,640
WellPoint, Inc., Series A, 3.70%, 8/15/21	USD	2,595	2,740,528

			27,598,346

Hotels, Restaurants & Leisure – 0.1%
Accor SA, 2.88%, 6/19/17	EUR	400	530,778
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18		348	436,030
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	574	863,467
Gala Group Finance Plc, 8.88%, 9/01/18		280	452,141
Lottomatica Group SpA, 3.50%, 3/05/20	EUR	1,300	1,709,831

			3,992,247

Household Durables – 0.2%
K Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	USD	3,615	4,003,612
Together Housing Finance Plc, 4.50%, 12/17/42	GBP	1,185	1,802,438

			5,806,050

Household Products – 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 6.88%, 2/15/21	USD	3,120	3,322,800

Independent Power Producers & Energy Traders – 0.1%
NRG Energy, Inc., 6.63%, 3/15/23 (b)		2,105	2,231,300

Industrial Conglomerates – 0.1%
Siemens Financieringsmaatschappij NV, 2.75%, 9/10/25	GBP	2,600	3,835,524

Insurance – 1.5%
Achmea BV, 6.00%, 4/04/43 (a)	EUR	1,160	1,500,270
Allianz Finance II BV, 5.75%, 7/08/41 (a)		4,400	6,288,629
American International Group, Inc.:
3.80%, 3/22/17	USD	8,028	8,686,898
5.45%, 5/18/17		4,150	4,753,962
4.88%, 6/01/22		7,189	8,132,837
Lincoln National Corp., 7.00%, 6/15/40		740	974,783

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	35

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Insurance (concluded)
Manulife Financial Corp., 3.40%, 9/17/15	USD	3,185	$3,350,391
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (b)		1,600	1,686,488
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (a)	EUR	900	1,339,785
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	8,549	9,313,802
7.38%, 6/15/19		3,690	4,737,831
5.38%, 6/21/20		2,085	2,459,034

			53,224,710

IT Services – 0.1%
313 Group, Inc., 6.38%, 12/01/19 (b)		2,282	2,264,885
Cerved Technologies SpA:
6.38%, 1/15/20	EUR	938	1,184,534
8.00%, 1/15/21		953	1,179,045

			4,628,464

Life Sciences Tools & Services – 0.1%
Life Technologies Corp., 5.00%, 1/15/21	USD	2,630	2,845,431

Machinery – 0.1%
Atlas Copco AB, 2.50%, 2/28/23	EUR	1,635	2,157,505

Media – 2.7%
CBS Corp.:
4.63%, 5/15/18	USD	1,785	1,994,725
8.88%, 5/15/19		3,440	4,594,533
5.75%, 4/15/20		2,820	3,320,344
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22 (b)		4,844	5,110,420
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,225	3,371,712
Comcast Corp.:
5.88%, 2/15/18		6,350	7,660,627
4.65%, 7/15/42		5,577	5,675,479
COX Communications, Inc.:
3.25%, 12/15/22 (b)		13,075	13,282,736
8.38%, 3/01/39 (b)		6,180	9,154,836
4.70%, 12/15/42 (b)		2,159	2,124,829
Eutelsat SA, 3.13%, 10/10/22	EUR	1,800	2,386,125
Lynx I Corp., 6.00%, 4/15/21	GBP	310	484,212
NBCUniversal Media LLC:
5.15%, 4/30/20	USD	3,508	4,157,545
2.88%, 1/15/23		6,903	6,842,281
The New York Times Co., 6.63%, 12/15/16		4,100	4,504,875
Odeon & UCI Finco Plc, 9.00%, 8/01/18	GBP	272	440,256
Time Warner Cable, Inc., 4.50%, 9/15/42	USD	7,278	6,615,884
Time Warner, Inc., 4.70%, 1/15/21		2,080	2,345,437
Unitymedia KabelBW GmbH, 9.50%, 3/15/21	EUR	340	497,915
Virgin Media Finance Plc:
4.88%, 2/15/22	USD	1,124	1,138,050
5.13%, 2/15/22	GBP	2,105	3,223,173
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	USD	3,740	3,983,100

			92,909,094

Metals & Mining – 1.0%
Eco-Bat Finance Plc, 7.75%, 2/15/17	EUR	300	396,076
Freeport-McMoRan Copper & Gold, Inc.:
3.10%, 3/15/20 (b)	USD	5,952	5,971,880
3.55%, 3/01/22		2,002	1,990,004
3.88%, 3/15/23 (b)		6,926	6,946,037
5.45%, 3/15/43 (b)		3,991	3,944,285
New Gold, Inc., 7.00%, 4/15/20 (b)		690	741,750
Novelis, Inc., 8.75%, 12/15/20		6,865	7,740,287

Corporate Bonds		Par (000)	Value

Metals & Mining (concluded)
Steel Dynamics, Inc., 6.38%, 8/15/22 (b)	USD	1,345	$1,452,600
ThyssenKrupp AG:
4.00%, 8/27/18	EUR	2,370	3,090,716
4.00%, 8/27/18		1,000	1,304,680

			33,578,315

Multiline Retail – 0.4%
Macy’s Retail Holdings, Inc.:
7.45%, 7/15/17	USD	5,847	7,187,811
2.88%, 2/15/23		5,400	5,226,115

			12,413,926

Multi-Utilities – 0.2%
CMS Energy Corp., 4.70%, 3/31/43		435	434,988
Dominion Resources, Inc., 1.95%, 8/15/16		6,345	6,543,186

			6,978,174

Oil, Gas & Consumable Fuels – 3.4%
Access Midstream Partners LP/ACMP Finance Corp., 4.88%, 5/15/23		1,345	1,328,187
CONSOL Energy, Inc., 8.25%, 4/01/20		549	608,017
Denbury Resources, Inc., 4.63%, 7/15/23		4,184	4,037,560
Energy Transfer Partners LP:
3.60%, 2/01/23		6,325	6,294,128
6.50%, 2/01/42		3,872	4,424,236
Enterprise Products Operating LLC, 4.45%, 2/15/43		2,420	2,327,053
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.88%, 5/01/19		1,260	1,379,700
7.75%, 9/01/22		1,525	1,685,125
IVG Finance BV, 1.75%, 3/29/17	EUR	1,400	1,112,602
Laredo Petroleum, Inc.:
9.50%, 2/15/19	USD	1,925	2,175,250
7.38%, 5/01/22		655	717,225
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (b)		6,000	6,135,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23		1,105	1,081,519
MEG Energy Corp., 6.38%, 1/30/23 (b)		1,580	1,643,200
Murphy Oil Corp.:
2.50%, 12/01/17		6,364	6,390,404
4.00%, 6/01/22		1,217	1,213,343
3.70%, 12/01/22		11,438	11,112,051
5.13%, 12/01/42		910	850,229
New World Resources NV, 7.88%, 1/15/21	EUR	326	376,080
Noble Holding International Ltd., 3.95%, 3/15/22	USD	2,395	2,466,201
Novatek OAO via Novatek Finance Ltd., 4.42%, 12/13/22 (b)		2,725	2,701,156
Peabody Energy Corp.:
6.00%, 11/15/18		614	652,375
6.25%, 11/15/21		3,926	4,083,040
Pride International, Inc., 6.88%, 8/15/20		2,650	3,322,276
Range Resources Corp., 7.25%, 5/01/18		7,335	7,628,400
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21 (b)		5,036	5,224,850
Sabine Pass LNG LP:
7.50%, 11/30/16		5,000	5,525,000
6.50%, 11/01/20 (b)		1,225	1,289,313
Sibur Securities Ltd., 3.91%, 1/31/18 (b)		2,150	2,112,375
Valero Energy Corp., 6.63%, 6/15/37		2,851	3,473,926
Western Gas Partners LP:
5.38%, 6/01/21		10,607	11,997,069
4.00%, 7/01/22		2,516	2,602,694

See Notes to Consolidated Financial Statements.

36	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
The Williams Cos., Inc.:
7.88%, 9/01/21	USD	3,694	$4,720,134
3.70%, 1/15/23		5,645	5,603,842

			118,293,560

Paper & Forest Products – 0.7%
Fibria Overseas Finance Ltd., 6.75%, 3/03/21		1,260	1,391,670
International Paper Co.:
4.75%, 2/15/22		13,396	15,078,859
6.00%, 11/15/41		3,420	3,979,091
Mondi Finance Plc, 5.75%, 4/03/17	EUR	1,600	2,327,634

			22,777,254

Pharmaceuticals – 0.4%
Teva Pharmaceutical Finance Co. BV:
3.65%, 11/10/21	USD	2,120	2,256,104
2.95%, 12/18/22		5,683	5,697,651
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		5,000	5,321,000

			13,274,755

Professional Services – 0.0%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	1,056	1,394,188

Real Estate Investment Trusts (REITs) – 0.5%
GELF Bond Issuer I SA, 3.13%, 4/03/18		2,395	3,081,423
Ventas Realty LP/Ventas Capital Corp.:
2.70%, 4/01/20	USD	1,272	1,276,226
4.75%, 6/01/21		3,040	3,378,471
Vornado Realty LP, 5.00%, 1/15/22		8,255	9,145,104

			16,881,224

Real Estate Management & Development – 0.5%
Great Places Housing Group Ltd., 4.75%, 10/22/42	GBP	1,086	1,716,178
IVG Immobilien AG, 0.00%, 5/29/49 (a)	EUR	2,100	901,746
Realogy Group LLC, 7.88%, 2/15/19 (b)(d)	USD	4,210	4,609,950
The Unique Pub Finance Co. Plc:
Series A3, 6.54%, 3/30/21	GBP	500	761,800
Series A4, 5.66%, 6/30/27		6,752	9,620,334

			17,610,008

Road & Rail – 0.3%
Autoroutes du Sud de la France SA:
4.13%, 4/13/20	EUR	2,250	3,276,209
2.88%, 1/18/23		1,800	2,368,620
Burlington Northern Santa Fe LLC, 3.00%, 3/15/23	USD	5,675	5,718,414

			11,363,243

Software – 0.1%
First Data Corp.:
7.38%, 6/15/19 (b)		2,290	2,435,987
8.25%, 1/15/21 (b)		140	145,600

			2,581,587

Specialty Retail – 0.4%
DFS Furniture Holdings Plc, 7.63%, 8/15/18	GBP	278	426,609
Dufry Finance SCA, 5.50%, 10/15/20 (b)	USD	1,760	1,826,060
House of Fraser Funding Plc, 8.88%, 8/15/18	GBP	842	1,330,858
Marks & Spencer Plc, 4.75%, 6/12/25		630	980,085
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 12/30/24		176	254,111
Series A7, 4.77%, 6/30/33		934	1,298,195
QVC, Inc.:
7.50%, 10/01/19 (b)	USD	4,225	4,669,297

Corporate Bonds		Par (000)	Value

Specialty Retail (concluded)
4.38%, 3/15/23 (b)	USD	725	$732,927
5.95%, 3/15/43 (b)		850	846,444

			12,364,586

Tobacco – 0.0%
Imperial Tobacco Finance Plc, 4.50%, 7/05/18	EUR	941	1,373,222

Trading Companies & Distributors – 0.4%
Aircastle Ltd., 6.25%, 12/01/19	USD	2,100	2,294,250
H&E Equipment Services, Inc., 7.00%, 9/01/22 (b)		1,605	1,765,500
Rexel SA, 5.13%, 6/15/20	EUR	1,999	2,600,753
United Rentals North America, Inc.:
5.75%, 7/15/18	USD	753	816,064
7.38%, 5/15/20		4,565	5,067,150
7.63%, 4/15/22		1,874	2,094,195

			14,637,912

Transportation Infrastructure – 0.0%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	300	386,463

Water Utilities – 0.0%
Affinity Water Programme Finance Ltd., 4.50%, 3/31/36	GBP	820	1,275,747

Wireless Telecommunication Services – 2.0%
America Movil SAB de CV:
2.38%, 9/08/16	USD	8,025	8,255,093
3.13%, 7/16/22		5,109	5,010,141
4.38%, 7/16/42 (d)		1,512	1,393,559
CC Holdings GS V LLC, 3.85%, 4/15/23 (b)		3,706	3,733,658
Cricket Communications, Inc., 7.75%, 5/15/16		3,869	4,038,269
Crown Castle International Corp., 5.25%, 1/15/23		2,235	2,274,113
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		16,500	20,186,051
Phones4u Finance Plc, 9.50%, 4/01/18	GBP	1,280	2,008,568
SBA Tower Trust, 5.10%, 4/15/42 (b)	USD	3,700	4,161,560
Sprint Nextel Corp., 9.00%, 11/15/18 (b)		10,660	13,178,425
VimpelCom Holdings BV, 7.50%, 3/01/22		845	940,316
Vodafone Group Plc, 8.13%, 11/26/18	GBP	2,300	4,634,128

			69,813,881

Total Corporate Bonds – 30.1%			1,036,942,379

Floating Rate Loan Interests (a)

Diversified Financial Services – 0.2%
Nuveen Investments, Inc., Term Loan A, 5/13/17	USD	3,000	3,054,120
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		4,000	4,020,840

			7,074,960

Diversified Telecommunication Services – 0.6%
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B-1 Term Loan, 4.50%, 4/02/18		12,485	12,653,822
Level 3 Financing, Inc., Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		8,000	8,088,320

			20,742,142

Food Products – 0.1%
Del Monte Foods Co., Initial Term Loan, 4.00%, 3/08/18		2,391	2,410,703

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	37

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)		Par (000)	Value

Health Care Providers & Services – 0.0%
Emdeon, Inc., Term B-1 Loan, 5.00%, 11/02/18	USD	924	$935,657

Hotels, Restaurants & Leisure – 0.9%
Hilton Fort Lauderdale, Term Loan A Notes, 7.40%, 2/22/16		6,540	6,504,731
Hilton Worldwide, Inc. (FKA Hilton Hotels Corp.):
Mezzanine F Loan, 4.45%, 11/15/15		9,981	9,731,514
Mezzanine G Loan, 4.70%, 11/12/15		9,981	9,781,419
Motel 6, Term Loan, 10.00%, 10/15/17 (b)		6,030	6,030,000

			32,047,664

Independent Power Producers & Energy Traders – 0.1%
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16		2,228	2,317,129

Life Sciences Tools & Services – 0.0%
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.25%, 12/05/18		988	998,220

Machinery – 0.0%
Terex Corp., New U.S. Term Loan, 4.50%, 4/28/17		985	1,002,288

Oil, Gas & Consumable Fuels – 0.4%
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16		3,778	3,929,636
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		8,316	8,357,147

			12,286,783

Pharmaceuticals – 0.1%
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Consolidated Term Loan, 7.50%, 8/04/16		2,649	2,622,231

Real Estate Investment Trusts (REITs) – 0.0%
iStar Financial, Inc., Term Loan, 4.50%, 10/15/17		524	528,059

Real Estate Management & Development – 0.0%
Realogy Corp., Extended Synthetic Commitment, 0.05% - 4.40%, 10/10/16		179	181,058

Software – 0.2%
First Data Corp., 2018 Dollar Term Loan, 4.20%, 3/23/18		6,090	6,063,278

Wireless Telecommunication Services – 0.2%
Vodafone Americas Finance 2, Inc., New Series A Loan,, 6.25%, 7/11/16 (e)		7,219	7,417,266

Total Floating Rate Loan Interests – 2.8%			96,627,438

Foreign Agency Obligations

Bank of India, 6.25%, 2/16/21		4,670	5,276,021
Caixa Economica Federal:
2.38%, 11/06/17 (b)		3,950	3,837,425
3.50%, 11/07/22 (b)		2,110	2,015,050
Caixa Geral de Depositos SA, 5.63%, 12/04/15	EUR	2,000	2,635,099
China Resources Land Ltd., 4.63%, 5/19/16	USD	3,000	3,195,450
DP World Sukuk Ltd., 6.25%, 7/02/17		5,740	6,414,450
Eksportfinans ASA:
5.50%, 5/25/16		1,310	1,360,787
5.50%, 6/26/17		275	285,175
Electricite de France SA, 2.75%, 3/10/23	EUR	2,500	3,277,675
Hydro-Quebec:
8.40%, 1/15/22	USD	8,220	11,735,439
8.05%, 7/07/24		21,145	30,880,496
National Agricultural Cooperative Federation, 3.50%, 2/08/17 (b)		8,300	8,820,476

Foreign Agency Obligations		Par (000)	Value

Nexen, Inc.:
5.88%, 3/10/35	USD	240	$289,860
6.40%, 5/15/37		7,445	9,617,615
7.50%, 7/30/39		3,565	5,183,207
Petrobras International Finance Co., 3.88%, 1/27/16		15,335	16,047,863
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.20%, 3/06/22 (b)		2,770	2,745,763
Sberbank of Russia Via SB Capital SA, 6.13%, 2/07/22		3,260	3,643,050

Total Foreign Agency Obligations – 3.4%			117,260,901

Foreign Government Obligations

Argentina – 0.0%
Republic of Argentina, 2.50%, 12/31/38 (c)		3,185	995,313

Belgium – 0.1%
Kingdom of Belgium, 4.00%, 3/28/18	EUR	1,920	2,827,384

Brazil – 0.1%
Federative Republic of Brazil, 7.13%, 1/20/37	USD	1,725	2,393,437

Cyprus – 0.1%
Republic of Cyprus:
3.75%, 6/03/13		650	758,185
4.38%, 7/15/14	EUR	830	813,898

			1,572,083

Germany – 2.1%
Bundesobligation, 0.50%, 4/07/17		5,700	7,409,644
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23		33,500	46,604,608
Federal Republic of Germany:
4.25%, 7/04/18		4,960	7,643,731
3.25%, 1/04/20		4,250	6,396,255
2.00%, 1/04/22		2,750	3,797,157

			71,851,395

Ireland – 0.2%
Republic of Ireland, 3.90%, 3/20/23		6,545	8,133,413

Italy – 1.4%
Buoni Poliennali Del Tesoro:
4.75%, 6/01/17		2,850	3,839,779
5.25%, 8/01/17		14,615	20,110,420
3.50%, 11/01/17		6,620	8,488,944
5.50%, 9/01/22		1,920	2,615,561
5.50%, 11/01/22		8,800	11,980,882
4.50%, 5/01/23		1,410	1,780,680

			48,816,266

Mexico – 0.5%
United Mexican States:
5.63%, 1/15/17	USD	3,840	4,416,000
7.75%, 12/14/17	MXN	19,087	1,751,987
5.13%, 1/15/20	USD	8,275	9,690,025
8.50%, 11/18/38	MXN	26,940	2,952,483

			18,810,495

Netherlands – 4.6%
Kingdom of the Netherlands, 4.50%, 7/15/17	EUR	106,860	159,542,763

Poland – 0.2%
Republic of Poland:
6.38%, 7/15/19	USD	1,280	1,572,544
5.13%, 4/21/21		4,130	4,770,150

			6,342,694

See Notes to Consolidated Financial Statements.

38	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value

Portugal – 0.4%
Republic of Portugal, 3.50%, 3/25/15	USD	12,800	$12,480,000

Russia – 0.5%
Russian Federation, 7.50%, 3/31/30 (c)		13,388	16,584,540

South Africa – 0.1%
Republic of South Africa, 5.50%, 3/09/20		3,165	3,616,013

Spain – 0.6%
Autonomous Community of Madrid Spain:
3.00%, 11/05/13	CHF	1,250	1,312,503
3.00%, 7/29/14		410	426,107
Autonomous Community of Valencia Spain:
5.50%, 4/26/13	EUR	200	256,052
4.75%, 3/20/14		1,700	2,171,985
3.25%, 7/06/15		1,280	1,559,942
4.38%, 7/16/15		1,860	2,308,029
Kingdom of Spain:
4.50%, 1/31/18		2,300	3,033,654
4.00%, 3/06/18 (b)	USD	4,360	4,319,016
Spain Letras del Tesoro, 1.76%, 4/16/14 (f)	EUR	5,200	6,545,044

			21,932,332

Turkey – 0.3%
Republic of Turkey:
7.00%, 3/11/19	USD	2,670	3,224,025
5.63%, 3/30/21		3,870	4,413,735
6.25%, 9/26/22		2,760	3,270,600

			10,908,360

Total Foreign Government Obligations – 11.2%			386,806,488

Investment Companies – 0.4%		Shares

iShares JPMorgan USD Emerging Markets Bond Fund (g)		114,500	13,450,315

Non-Agency Mortgage-Backed Securities		Par (000)

Collateralized Mortgage Obligations – 4.8%
Citigroup Mortgage Loan Trust, Series 2007-2, Class 2A, 6.00%, 11/25/36	USD	246	247,288
Collateralized Mortgage Obligation Trust, Series 57, Class D, 9.90%, 2/01/19		8	9,231
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35		13,885	13,884,947
Series 2006-43CB, Class 1A10, 6.00%, 2/25/37		5,851	4,668,619
Series 2006-J4, Class 2A8, 6.00%, 7/25/36		11,292	9,068,201
Series 2006-OA10, Class 1A1, 1.00%, 8/25/46 (a)		2,329	1,593,331
Series 2006-OA21, Class A1, 0.39%, 3/20/47 (a)		22,499	15,468,407
Series 2007-22, Class 2A16, 6.50%, 9/25/37		25,749	20,131,940
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.74%, 2/25/35 (a)		855	814,541
Series 2006-OA4, Class A1, 1.14%, 4/25/46 (a)		11,376	6,144,946
Series 2006-OA5, Class 2A1, 0.40%, 4/25/46 (a)		3,741	2,546,988

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Series 2006-OA5, Class 3A1, 0.40%, 4/25/46 (a)	USD	5,569	$4,279,309
Credit Suisse Mortgage Capital Certificates:
Series 2010-20R, Class 9A1, 2.99%, 1/27/36 (a)(b)		7,146	7,049,795
Series 2011-2R, Class 1A1, 2.73%, 3/27/37 (a)(b)		4,071	3,928,911
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		13,575	13,331,848
Series 2011-5R, Class 3A1, 5.42%, 9/27/47 (a)(b)		5,868	5,829,411
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.35%, 12/25/36 (a)		5,456	4,212,007
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 3A1, 2.60%, 8/25/35 (a)		1,948	1,837,739
Fosse Master Issuer Plc, Series 2012-1A, Class 2A2, 1.70%, 10/18/54 (a)(b)		3,645	3,726,247
Gemgarto, Series 2012-1, Class A1, 3.46%, 5/14/45 (a)	GBP	1,767	2,793,425
GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.82%, 4/25/35 (a)	USD	5,256	5,184,594
HomeBanc Mortgage Trust:
Series 2005-4, Class A1, 0.47%, 10/25/35 (a)		22,233	18,667,152
Series 2006-2, Class A1, 0.38%, 12/25/36 (a)		6,263	5,203,699
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.00%, 11/25/34 (a)		948	923,888
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 6/25/21		3,460	3,374,047
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		961	955,285
Lanark Master Issuer Plc, Series 2012-2X, Class 2A, 2.14%, 12/22/54 (a)	GBP	2,673	4,212,699
Residential Mortgage Securities Ltd., Series 26, Class A1, 2.76%, 2/14/41 (a)		2,019	3,217,699
Silk Road Finance Number Three Plc, Series 2012-1, Class A, 1.86%, 6/21/55 (a)		1,828	2,830,974

			166,137,168

Commercial Mortgage-Backed Securities – 10.0%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class A4, 5.80%, 6/10/49 (a)	USD	2,730	3,126,107
Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, 2.50%, 11/15/15 (a)(b)		15,692	15,777,425
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A3A, 4.62%, 7/10/43		850	862,755
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class AM, 5.45%, 12/11/40 (a)		1,350	1,485,652
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49		1,374	1,390,881
Commercial Mortgage Pass-Through Certificates:
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,260	2,530,775
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (b)		5,485	5,541,819
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		4,900	5,022,288

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	39

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37	USD	920	$949,066
Credit Suisse Mortgage Capital Certificates, Series 2010-RR1, Class 2A, 5.70%, 9/15/40 (a)(b)		4,730	5,454,120
Deutsche Bank ReREMIC Trust:
Series 2011-C32, Class A3A, 5.73%, 6/17/49 (a)(b)		3,800	4,376,836
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)		15,319	15,360,402
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)		3,850	3,893,817
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2, 5.42%, 12/10/49		18,098	18,058,992
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class A2, 5.60%, 5/10/40 (a)		1,958	1,972,896
Greenwich Capital Commercial Funding Corp.:
Series 2005-GG3, Class A3, 4.57%, 8/10/42		694	693,420
Series 2006-GG7, Class AJ, 5.87%, 7/10/38 (a)		3,370	3,379,699
Series 2007-GG11, Class A4, 5.74%, 12/10/49		1,850	2,136,424
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		3,340	3,778,772
Series 2007-GG9, Class AM, 5.48%, 3/10/39		1,500	1,654,482
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4, 4.76%, 7/10/39		13,351	14,241,805
GS Mortgage Securities Trust:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		3,580	3,500,628
Series 2006-GG8, Class AM, 5.59%, 11/10/39		1,470	1,656,124
Series 2007-GG10, Class A4, 5.98%, 8/10/45 (a)(d)		4,400	5,034,788
Series 2012-SHOP, Class C, 3.63%, 6/05/31 (b)		820	858,598
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2007-LD11, Class A2, 5.80%, 6/15/49 (a)		16,145	16,638,192
Series 2013-C10, Class C, 4.30%, 12/15/47 (a)		3,740	3,808,304
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (a)		5,065	5,463,068
Series 2006-LDP8, Class AJ, 5.48%, 5/15/45 (a)		2,000	2,134,920
Series 2007-CB20, Class AJ, 6.08%, 2/12/51 (a)		11,095	11,324,223
Series 2007-CB20, Class AM, 6.08%, 2/12/51 (a)		1,000	1,174,655
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)		2,325	2,521,071
Series 2012-HSBC, Class D, 4.67%, 7/05/32 (a)(b)		4,000	4,254,516

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (a)	USD	3,055	$3,225,090
Series 2007-C6, Class A4, 5.86%, 7/15/40 (a)		5,000	5,731,305
Series 2007-C7, Class A3, 5.87%, 9/15/45 (a)		3,800	4,373,713
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AJ, 5.27%, 11/12/37 (a)		4,160	4,453,176
ML-CFC Commercial Mortgage Trust:
Series 2006-1, Class AJ, 5.58%, 2/12/39 (a)		3,100	3,234,401
Series 2006-2, Class A2, 5.88%, 6/12/46 (a)		1,100	1,100,561
Series 2007-9, Class ASB, 5.64%, 9/12/49		22,755	23,768,561
Morgan Stanley, Series 2007-XLC1, Class A2 0.47%, 7/17/17 (a)		1,052	1,015,002
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class CK, 4.30%, 10/15/30 (b)		8,496	7,628,479
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class A2, 5.36%, 2/12/44		162	162,026
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (a)		782	814,851
Series 2007-HQ12, Class AM, 5.57%, 4/12/49 (a)		8,025	8,756,703
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,580	2,867,275
Series 2007-IQ15, Class AM, 6.09%, 6/11/49 (a)		4,505	4,978,354
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		1,962	1,989,757
Morgan Stanley ReREMIC Trust:
Series 2009-IO, Class B, 4.19%, 7/17/56 (b)(f)		6,500	6,075,550
Series 2011-IO, Class A, 2.50%, 3/23/51 (b)		1,962	1,981,929
Series 2012-IO, Class AXB1, 1.00%, 12/01/42		3,081	3,074,441
Series 2012-IO, Class AXB2, 1.00%, 12/01/42		2,680	2,591,935
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		5,747	5,818,642
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)		2,655	2,666,409
New York Securitization Trust, Series 2012-1, Class A, 6.70%, 12/27/47 (a)(b)		12,069	12,069,000
ORES NPL LLC, Series 2012-LV1, Class A, 4.00%, 9/25/44 (b)		1,702	1,703,778
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.93%, 2/16/51 (a)(b)		14,186	16,339,844
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (b)		7,035	7,034,415
SMA Issuer I LLC, Series 2012-LV1, Class A, 3.50%, 8/20/25 (b)		5,713	5,737,424
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		9,342	9,233,099

See Notes to Consolidated Financial Statements.

40	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage- Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A2, 5.50%, 10/15/48	USD	4,257	$4,301,802
Series 2007-C33, Class A4, 5.93%, 2/15/51 (a)		4,310	4,940,906
Series 2007-C33, Class AM, 5.93%, 2/15/51 (a)		3,791	4,225,809
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		5,502	5,507,493
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A4, 3.04%, 3/15/45		5,745	5,878,751

			343,338,001

Interest Only Commercial Mortgage-Backed Securities – 0.8%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.25%, 5/15/45 (a)		43,725	5,995,070
Series 2013-CR6, Class XA, 1.71%, 3/10/46 (a)		55,280	4,988,203
GS Mortgage Securities Corp. II, Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		30,760	2,150,124
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class XA, 2.04%, 6/15/45 (a)		20,889	2,385,937
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.69%, 3/15/45 (a)(b)		41,684	5,974,970
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.87%, 5/25/36 (a)(b)		1,865	29,108
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.85%, 12/15/45 (a)(b)		47,379	5,831,408

			27,354,820

Total Non-Agency Mortgage-Backed Securities – 15.6%			536,829,989

Other Interests (h)		Beneficial Interest (000)

Capital Markets – 0.0%
Lehman Brothers Holdings Capital Trust VII (i)(j)		1,888	–
Lehman Brothers Holdings, Inc. (j)		7,360	1

Total Other Interests – 0.0%			1

Preferred Securities

Capital Trusts		Par (000)

Capital Markets – 0.0%
State Street Capital Trust IV, 1.28%, 6/01/77 (a)		770	618,887

Diversified Financial Services – 0.1%
ZFS Finance USA Trust V, 6.50%, 5/09/67 (a)(b)		2,513	2,688,910

Electric Utilities — 0.1%
Electricite de France SA, 5.25%, 1/29/49 (a)(b)		2,875	2,856,140

Preferred Securities		Par (000)	Value

Insurance – 0.6%
Aviva Plc, 5.90%, 11/29/49 (a)	GBP	1,160	$1,630,745
MetLife Capital Trust IV, 7.88%, 12/15/67 (b)	USD	6,045	7,571,363
Prudential Financial, Inc.:
5.88%, 9/15/42 (a)		7,704	8,204,760
5.20%, 3/15/44 (a)		215	215,537
XL Group Plc, 6.50%, 12/29/49 (a)(k)		4,885	4,775,087

			22,397,492

Media – 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(k)		3,600	3,636,360

Total Capital Trusts – 0.9%			32,197,789

Preferred Stocks		Shares

Insurance – 0.2%
The Allstate Corp., 5.25%, 1/15/53		187,770	4,915,819

Thrifts & Mortgage Finance – 0.0%
Fannie Mae, 8.25%		110,000	361,900
Freddie Mac, 8.38%		120,000	398,280

			760,180

Total Preferred Stocks – 0.2%			5,675,999

Trust Preferreds

Diversified Financial Services – 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		149,440	4,272,490

Total Preferred Securities – 1.2%			42,146,278

Taxable Municipal Bonds		Par (000)

New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD	4,410	5,100,077
5.50%, 6/15/43		5,285	6,162,627

Total Taxable Municipal Bonds – 0.3%			11,262,704

U.S. Government Sponsored Agency Securities

Agency Obligations – 1.3%
Fannie Mae:
1.75%, 5/07/13 (d)		3,450	3,455,713
1.86%, 10/09/19 (d)(f)		13,295	11,782,215
6.63%, 11/15/30 (d)		1,450	2,158,911
Freddie Mac:
2.50%, 4/23/14 (d)		6,100	6,251,500
3.75%, 3/27/19		3,650	4,184,732
4.38%, 7/17/15 (d)		7,950	8,680,724
4.88%, 6/13/18 (d)		4,300	5,147,797
FREMF Mortgage Trust:
Series 2012-K23, Class B, 3.66%,			3,075,679
10/25/45 (a)(b)		3,060

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	41

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value

Agency Obligations (concluded)
Series 2012-K706, Class C, 4.02%, 11/25/44 (a)(b)	USD	1,520	$1,550,965
U.S. Small Business Administration, Series 2004-P10A, Class 1, 4.50%, 2/10/14		90	92,374

			46,380,610

Collateralized Mortgage Obligations – 0.1%
Fannie Mae, Series 2005-48, Class AR, 5.50%, 2/25/35		31	33,501
Freddie Mac, Series 2825, Class VP, 5.50%, 6/15/15		582	600,856
Ginnie Mae, Series 2009-63, Class AC, 4.18%, 1/16/38		4,350	4,554,833

			5,189,190

Commercial Mortgage-Backed Securities – 0.5%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32 (a)		4,298	5,258,227
Freddie Mac:
Series K013, Class A2, 3.97%, 1/25/21 (a)		4,530	5,109,210
Series K025, Class A2, 2.68%, 10/25/22		6,180	6,349,226

			16,716,663

Interest Only Collateralized Mortgage Obligations – 0.2%
Fannie Mae:
Series 2011-123, Class CS, 6.41%, 10/25/41 (a)		19,685	2,462,604
Series 2012-94, Class IK, 4.00%, 9/25/42		20,089	2,724,108
Freddie Mac, Series 3990, Class SN, 6.40%, 2/15/40 (a)		3,753	181,221

			5,367,933

Interest Only Commercial Mortgage-Backed Securities – 0.4%
Freddie Mac:
Series K019, Class X1, 1.75%, 3/25/22 (a)		10,246	1,258,811
Series K023, Class X1, 1.32%, 8/25/22 (a)		28,127	2,749,014
Series K707, Class X1, 1.56%, 1/25/47 (a)		22,957	1,763,222
Series K710, Class X1, 1.78%, 5/25/19 (a)		17,068	1,586,480
Series K009, Class X1, 1.50%, 8/25/20 (a)		43,757	3,544,048
Ginnie Mae, Series 2012-120, Class IO, 1.01%, 2/16/53 (a)		23,945	2,073,527

			12,975,102

Mortgage-Backed Securities – 69.3%
Fannie Mae Mortgage-Backed Securities:
2.24%, 10/01/42 (a)		6,896	7,178,405
2.50%, 4/01/27-4/01/28 (d)(l)		60,313	62,722,530
2.96%, 3/01/41 (a)		2,821	2,970,482
3.00%, 9/01/27-4/01/43 (d)(l)		325,406	336,729,305
3.15%, 3/01/41 (a)		3,684	3,868,651
3.27%, 12/01/40 (a)		5,354	5,674,378
3.50%, 7/01/26-4/01/43 (d)(l)		290,212	306,807,699
4.00%, 1/01/25-4/01/43 (d)(l)		305,454	326,210,900
4.50%, 2/01/25-4/01/43 (d)(l)		266,484	287,223,040
5.00%, 9/01/33-4/01/43 (a)(l)		149,303	161,959,081
5.50%, 12/01/32-4/01/43 (l)		124,127	135,720,485
5.53%, 10/01/38 (a)		33	35,124
6.00%, 2/01/34-4/01/43 (d)(l)		52,836	58,410,033
6.50%, 5/01/40 (d)		23,033	25,830,585

U.S. Government Sponsored Agency Securities		Par (000)	Value

Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage-Backed Securities:
2.31%, 10/01/36 (a)	USD	50	$53,438
2.66%, 2/01/37 (a)		141	150,104
2.92%, 6/01/42 (a)		6,402	6,735,610
3.00%, 4/01/28-4/01/43 (d)(l)		66,680	68,760,018
3.03%, 2/01/41 (a)		4,874	5,142,169
3.50%, 4/01/28-4/01/43 (d)(l)		35,594	37,556,898
4.00%, 4/01/28-4/01/43 (l)		103,699	110,148,584
4.50%, 10/01/41-4/01/43 (d)(l)		66,270	70,889,823
5.00%, 10/01/36-5/01/39 (d)		34,769	37,485,901
5.50%, 4/01/38-1/01/40 (d)		21,874	23,690,045
Ginnie Mae Mortgage-Backed Securities:
1.75%, 5/20/34 (a)		1,303	1,369,490
3.00%, 4/15/43 (l)		24,600	25,695,467
3.50%, 1/20/43-4/15/43 (d)(l)		47,173	50,519,128
4.00%, 10/15/40-4/15/43 (d)(l)		89,783	97,391,332
4.50%, 5/20/41-4/15/43 (d)(l)		79,842	87,816,937
5.00%, 4/20/41-4/15/43 (d)(l)		42,863	46,908,483

			2,391,654,125

Total U.S. Government Sponsored Agency Securities – 71.8%			2,478,283,623

U.S. Treasury Obligations

U.S. Treasury Bonds:
2.75%, 8/15/42		45	41,752
3.13%, 2/15/43 (d)		290,351	290,895,408
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42 (d)		22,632	23,620,838
U.S. Treasury Notes:
0.25%, 2/28/15 (d)		50,304	50,307,924
0.38%, 3/15/16 (d)		245,580	245,733,487
0.75%, 12/31/17-2/28/18 (d)		3,813	3,812,857
0.88%, 1/31/18		5,529	5,564,850
1.38%, 1/31/20 (d)		32,062	32,427,699
2.00%, 2/15/23 (d)		118,535	120,035,179

Total U.S. Treasury Obligations – 22.4%			772,439,994

Total Long-Term Investments (Cost – $5,910,426,282) – 174.1%			6,004,871,044

Short-Term Securities

Borrowed Bond Agreements – 9.2%
Barclays Plc, (1.87)%, Open	EUR	827	1,060,469
(Purchased on 5/23/12 to be repurchased at EUR 797,159, collateralized by Kingdom of Spain, 3.40% due at 4/30/14, par and fair value of EUR 805,000 and $1,050,216, respectively)
Barclays Plc, (0.75)%, Open		2,081	2,667,982
(Purchased on 3/18/13 to be repurchased at EUR 1,996,572, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 1,920,000 and $2,490,016, respectively)
Barclays Plc, (0.50)%, Open		1,934	2,478,828
(Purchased on 2/20/13 to be repurchased at EUR 1,851,165, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 8/01/21, par and fair value of EUR 1,870,000 and $2,348,595, respectively)

See Notes to Consolidated Financial Statements.

42	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Plc, (0.45)%, Open	EUR	2,120	$2,717,769
(Purchased on 2/20/13 to be repurchased at EUR 1,990,329, collateralized by Kingdom of Spain, 5.90% due at 7/30/26, par and fair value of EUR 1,870,000 and $2,510,343, respectively)
Barclays Plc, (0.25)%, Open		192	246,718
(Purchased on 3/21/13 to be repurchased at EUR 190,356, collateralized by Kingdom of Spain, 5.50% due at 7/30/17, par and fair value of EUR 165,000 and $227,211, respectively)
Barclays Plc, (0.22)%, Open		2,753	3,529,276
(Purchased on 2/06/13 to be repurchased at EUR 2,673,182, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/26, par and fair value of EUR 2,600,000 and $3,267,526, respectively)
Barclays Plc, (0.16)%, Open		7,541	9,666,524
(Purchased on 1/16/13 to be repurchased at EUR 7,435,955, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21, par and fair value of EUR 6,620,000 and $8,821,535, respectively)
Barclays Plc, (0.10)%, Open		5,793	7,425,191
(Purchased on 8/23/12 to be repurchased at EUR 5,759,540, collateralized by Republic of France, 4.00% due at 4/25/18, par and fair value of EUR 4,960,000 and $7,350,615, respectively)
Barclays Plc, (0.09)%, Open		3,844	4,926,942
(Purchased on 2/06/13 to be repurchased at EUR 3,813,748, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21, par and fair value of EUR 3,460,000 and $4,496,259, respectively)
Barclays Plc, (0.09)%, Open		2,164	2,774,328
(Purchased on 3/01/13 to be repurchased at EUR 2,153,730, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 2,010,000 and $2,589,269, respectively)
Barclays Plc, (0.08)%, Open		2,883	3,695,228
(Purchased on 1/28/13 to be repurchased at EUR 2,862,759, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21, par and fair value of EUR 2,550,000 and $3,372,214, respectively)
Barclays Plc, (0.08)%, Open		733	939,565
(Purchased on 1/29/13 to be repurchased at EUR 727,899, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21, par and fair value of EUR 650,000 and $857,434, respectively)
Barclays Plc, (0.08)%, Open		29,578	37,912,665
(Purchased on 11/14/12 to be repurchased at EUR 29,465,149, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 29,115,000 and $37,814,440, respectively)
Barclays Plc, (0.08)%, Open		29,584	37,920,151
(Purchased on 11/14/12 to be repurchased at EUR 29,470,967, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 29,115,000 and $37,821,907, respectively)

Short-Term Securities		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Plc, (0.07)%, Open	EUR	2,284	$2,927,934
(Purchased on 2/27/13 to be repurchased at EUR 2,271,005, collateralized by Kingdom of Spain, 5.50% due at 4/30/21, par and fair value of EUR 2,030,000 and $2,736,320, respectively)
Barclays Plc, (0.06)%, Open		5,114	6,555,740
(Purchased on 1/29/13 to be repurchased at EUR 5,093,536, collateralized by Republic of France, 3.75% due at 10/25/19, par and fair value of EUR 4,450,000 and $6,614,769, respectively)
Citigroup, Inc., (0.10)%, Open		59,609	76,406,176
(Purchased on 11/15/12 to be repurchased at EUR 59,325,691, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 58,800,000 and $76,208,221, respectively)
Citigroup, Inc., (0.02)%, Open		1,980	2,538,349
(Purchased on 10/25/12 to be repurchased at EUR 1,978,326, collateralized by Kingdom of Belgium, 5.50% due at 9/28/17, par and fair value of EUR 1,640,000 and $2,534,397, respectively)
Citigroup, Inc., (0.02)%, Open		2,138	2,740,849
(Purchased on 10/25/12 to be repurchased at EUR 2,136,584, collateralized by Kingdom of Belgium, 3.25% due at 9/28/16, par and fair value of EUR 1,955,000 and $2,738,719, respectively)
Citigroup, Inc., (0.02)%, Open		3,908	5,008,770
(Purchased on 10/25/12 to be repurchased at EUR 3,900,540, collateralized by Kingdom of Belgium, 4.25% due at 9/28/21, par and fair value of EUR 3,365,000 and $5,133,897, respectively)
Credit Suisse Group AG, (0.50)%, Open	USD	29,029	29,028,656

(Purchased on 2/15/13 to be repurchased at $27,568,757, collateralized by U.S. Treasury Inflation Indexed Notes, 0.13% due at 1/15/23, par and fair value of USD 27,225,000 and $29,295,190, respectively)

Credit Suisse Group AG, (0.12)%, Open		1,255	1,255,275
(Purchased on 3/19/13 to be repurchased at $1,244,655, collateralized by U.S. Treasury Notes, 1.25% due at 2/29/20, par and fair value of USD 1,260,000 and $1,261,968, respectively)
Credit Suisse Group AG, (0.01)%, Open		678	677,554
(Purchased on 2/27/13 to be repurchased at $676,886, collateralized by U.S. Treasury Notes, 1.63% due at 11/15/22, par and fair value of USD 687,000 and $674,817, respectively)
Credit Suisse Group AG, 0.00%, Open		54,521	54,520,725
(Purchased on 3/27/13 to be repurchased at $54,520,725, collateralized by U.S. Treasury Notes, 0.88% due at 4/30/17, par and fair value of USD 53,715,000 and $55,172,411, respectively)
Credit Suisse Group AG, 0.03%, Open		15,177	15,177,172
(Purchased on 3/27/13 to be repurchased at $15,314,083, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, par and fair value of USD 16,254,000 and $15,065,426, respectively)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	43

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value

Borrowed Bond Agreements (concluded)
Credit Suisse Group AG, 0.08%, Open	USD	103	$102,600
(Purchased on 1/29/13 to be repurchased at $103,388, collateralized by U.S. Treasury Inflation Indexed Notes, 0.13% due at 7/15/22, par and fair value of USD 95,000 and $103,660, respectively)
Morgan Stanley, (0.05)%, Open	EUR	2,811	3,603,380
(Purchased on 3/04/13 to be repurchased at EUR 2,798,482, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 2,585,000 and $3,513,917, respectively)

			318,504,816

		Shares

Money Market Funds – 0.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (g)(m)	12,522,057		12,522,057

Total Short-Term Securities (Cost – $331,733,120) – 9.6%			331,026,873

Options Purchased

(Cost – $29,176,189) – 1.5%			53,534,885

Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost – $6,271,335,591*) – 185.2%			6,389,432,802

TBA Sale Commitments (l)		Par (000)

Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/28	USD	31,700	(32,883,798)
3.00%, 4/01/28-4/01/43		212,500	(219,415,345)
3.50%, 4/01/28-4/01/43		176,200	(186,203,656)
4.00%, 4/01/28-4/01/43		254,500	(271,309,133)
4.50%, 4/01/43		202,200	(217,886,416)
5.00%, 4/01/43		115,900	(125,543,541)
5.50%, 4/01/43		82,700	(90,172,814)
6.00%, 4/01/43		16,900	(18,510,781)
6.50%, 4/01/43		5,600	(6,226,500)
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/28-4/01/43		42,200	(43,730,688)
3.50%, 4/01/43		300	(315,692)
4.00%, 4/01/43		46,300	(49,208,219)
4.50%, 4/01/43		15,200	(16,259,250)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/43		5,600	(6,023,500)
4.00%, 4/15/43		46,500	(50,319,613)
4.50%, 4/15/43		13,000	(14,223,280)

Total TBA Sale Commitments (Proceeds – $1,345,382,833) – (39.1)%			(1,348,232,226)

Options Written			Value

(Premiums Received – $ 20,046,436) – (1.1)%			$(39,164,364)

Borrowed Bonds		Par (000)

Foreign Government Obligations – (6.2)%
Buoni Poliennali Del Tesoro,
3.75%, 8/01/21	EUR	1,870	(2,348,595)
4.75%, 9/01/21		13,280	(17,547,442)
4.50%, 3/01/26		2,600	(3,267,526)
French Treasury Notes,
1.00%, 7/25/17		117,030	(151,844,567)
Kingdom of Belgium,
3.25%, 9/28/16		1,955	(2,738,719)
5.50%, 9/28/17		1,640	(2,534,397)
4.25%, 9/28/21		3,365	(5,133,897)
Kingdom of Spain,
3.40%, 4/30/14		805	(1,050,216)
5.50%, 7/30/17-4/30/21		2,195	(2,963,531)
4.10%, 7/30/18		3,930	(5,079,285)
5.85%, 1/31/22		2,585	(3,513,917)
5.90%, 7/30/26		1,870	(2,510,343)
Republic of France,
4.00%, 4/25/18		4,960	(7,350,615)
3.75%, 10/25/19		4,450	(6,614,769)

			(214,497,819)

U.S. Treasury Obligations – (1.4)%
U.S. Treasury Bonds,
2.75%, 11/15/42	USD	16,254	(15,065,426)
U.S. Treasury Inflation Indexed Notes,
0.13%, 4/15/17-1/15/23 (d)		27,467	(29,628,457)
U.S. Treasury Notes,
1.25%, 2/29/20		1,260	(1,261,968)
1.63%, 11/15/22		687	(674,817)

			(46,630,668)

Total Borrowed Bonds (Proceeds – $261,837,012) – (7.6)%			(261,128,487)

Total Investments Net of TBA Sale Commitments, Options Written and Borrowed Bonds – 137.4%			4,740,907,725
Liabilities in Excess of Other Assets – (37.4)%			(1,291,351,477)

Net Assets – 100.0%			$3,449,556,248

Notes to Consolidated Schedule of Investments

*	As of March 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$6,279,868,542

Gross unrealized appreciation	$133,734,616
Gross unrealized depreciation	(24,170,356)

Net unrealized appreciation	$109,564,260

See Notes to Consolidated Financial Statements.

44	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at September 30, 2012	Par/Shares Purchased	Par/Shares Sold	Par/Shares Held at March 31, 2013	Value at March 31, 2013	Income

BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.24%, 12/25/35	$ 8,543	–	$(8,543)	–	–	$52
BlackRock Liquidity Funds, TempFund, Institutional Class	9,146,877	3,375,180[1]	–	12,522,057	$12,522,057	$53
iShares JPMorgan USD Emerging Markets Bond Fund	114,500	–	–	114,500	$13,450,315	$281,225

[1] Represents net shares purchased.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(i)	Non-income producing security.
(j)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(k)	Security is perpetual in nature and has no stated maturity date.
(l)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America Corp.	$(24,245,107)	$(110,045)
BNP Paribas SA	$(13,605,765)	$ (76,296)
Citigroup, Inc.	$(16,814,917)	$ 28,692
Credit Suisse Group AG	$45,610,631	$ 385,393
Deutsche Bank AG	$(134,844,523)	$(150,982)
Goldman Sachs Group, Inc.	$(86,831,090)	$(464,580)
JPMorgan Chase & Co.	$35,877,331	$ (22,525)
Morgan Stanley	$125,461,552	$ 112,448
Nomura Securities International, Inc.	$(15,274,218)	$(142,968)
Royal Bank of Scotland Group Plc	$(3,624,719)	$ (11,953)
Wells Fargo & Co.	$4,125,625	$ 16,250

(m)	Represents the current yield as of report date.

—

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest

Deutsche Bank AG	0.17%	7/25/12	Open	$6,374,500	$6,382,026
Deutsche Bank AG	0.17%	7/25/12	Open	3,506,062	3,510,202
Deutsche Bank AG	0.17%	7/25/12	Open	8,874,187	8,884,664
Deutsche Bank AG	0.17%	10/10/12	Open	11,616,506	11,625,996
Deutsche Bank AG	0.17%	10/10/12	Open	5,294,375	5,298,700
Deutsche Bank AG	0.17%	10/10/12	Open	2,245,687	2,247,522
Deutsche Bank AG	(0.63)%	10/24/12	Open	3,888,987	3,878,252
Morgan Stanley	0.32%	2/11/13	4/11/13	198,022,501	198,124,592
Credit Suisse Group AG	0.12%	2/27/13	Open	21,887,751	21,890,158
Credit Suisse Group AG	0.12%	2/27/13	Open	40,578,597	40,583,061
HSBC Holdings Plc	0.29%	3/11/13	4/11/13	156,558,789	156,596,624
HSBC Holdings Plc	0.29%	3/11/13	4/11/13	98,800,737	98,824,614
Credit Suisse Group AG	0.12%	3/11/13	Open	33,035,979	33,038,181
Credit Suisse Group AG	0.12%	3/11/13	Open	10,665,710	10,666,421
Credit Suisse Group AG	0.12%	3/11/13	Open	27,907,503	27,909,363

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	45

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

—	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows: (concluded)

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest

Credit Suisse Group AG	0.12%	3/11/13	Open	$7,401,569	$7,402,062
JPMorgan Chase & Co.	0.00%	3/14/13	Open	1,270,080	1,270,080
Citigroup, Inc.	0.00%	3/20/13	Open	4,554,000	4,554,000
BNP Paribas SA	0.10%	3/22/13	Open	32,320,000	32,320,898
BNP Paribas SA	0.14%	3/22/13	Open	42,793,369	42,795,033
BNP Paribas SA	0.14%	3/22/13	Open	23,487,075	23,487,989
Bank of America Corp.	0.03%	3/28/13	4/01/13	3,337,166	3,337,177
Bank of America Corp.	0.18%	3/28/13	4/01/13	50,304,000	50,305,006
Credit Suisse Group AG	0.00%	3/28/13	4/01/13	116,680,744	116,680,744
Deutsche Bank AG	0.11%	3/28/13	4/01/13	245,886,975	245,889,980
Morgan Stanley	0.25%	3/28/13	4/01/13	222,200,000	222,206,172

Total				$1,379,492,849	$1,379,709,517

—	Financial futures contracts as of March 31, 2013 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

	Euro-Bund 8.5 to 10.5-Year
	Bond Futures Put Options,
92	Strike Price EUR 143.50	Eurex	April 2013	USD	61,321	$ 2,255
	Canadian Government Bonds
86	(10 Year)	Montreal	June 2013	USD	11,414,253	50,538
354	Euro Dollar Futures	Chicago Mercantile	June 2013	USD	88,207,950	(6,368)
124	EURO STOXX 50 Index	Eurex	June 2013	USD	4,059,409	(20,930)
509	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2013	USD	112,210,641	(5,932)
2,229	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2013	USD	276,517,900	632,386
341	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2013	USD	49,263,844	287,173
354	Euro Dollar Futures	Chicago Mercantile	September 2013	USD	88,172,550	(8,262)
981	Euro Dollar Futures	Chicago Mercantile	December 2013	USD	244,269,000	(33,148)
354	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	88,128,300	(10,537)
	Euro-Bund 8.5 to 10.5-Year
	Bond Futures Put Options,
(92)	Strike Price EUR 142.00	Eurex	April 2013	USD	(28,302)	(8,359)
(508)	Euro-Bobl	Eurex	June 2013	USD	(82,514,287)	(455,086)
(1,547)	Euro-Bund	Eurex	June 2013	USD	(288,498,614)	(933,968)
(18)	Euro-Schatz	Eurex	June 2013	USD	(2,556,883)	(3,366)
(133)	Gilt British	Chicago Mercantile	June 2013	USD	(24,009,405)	(542,327)
(62)	S&P 500 E-Mini Index	Chicago Mercantile	June 2013	USD	(4,844,525)	(15,639)
(1,026)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2013	USD	(135,415,969)	(715,620)
(181)	Ultra Treasury Bonds	Chicago Board of Trade	June 2013	USD	(28,524,469)	145,660
	Canadian Bank Acceptance
(627)	Future	Montreal	September 2014	USD	(151,973,385)	14,065
(320)	3-month EURIBOR	London	December 2014	USD	(102,046,663)	(72,203)
(354)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	(87,438,000)	(49,596)
(787)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	(194,064,363)	(77,711)
(354)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	(87,137,100)	(53,858)
(354)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	(86,982,225)	(54,291)

Total						$(1,935,124)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	2,643,000	USD	4,041,636	Bank of New York Mellon Corp.	4/17/13	$ (26,160)
GBP	11,269,000	USD	18,086,914	Deutsche Bank AG	4/17/13	(966,065)
USD	1,494,556	GBP	1,005,000	BNP Paribas SA	4/17/13	(32,328)

See Notes to Consolidated Financial Statements.

46	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,237,782	GBP	789,000	BNP Paribas SA	4/17/13	$39,065
USD	239,992	GBP	158,367	Citigroup, Inc.	4/17/13	(613)
USD	3,921,836	GBP	2,473,756	Citigroup, Inc.	4/17/13	163,490
USD	861,952	GBP	574,000	Credit Suisse Group AG	4/17/13	(10,119)
USD	2,392,710	GBP	1,589,000	Deutsche Bank AG	4/17/13	(21,438)
USD	916,027	GBP	615,000	Deutsche Bank AG	4/17/13	(18,335)
USD	81,442,999	GBP	50,448,000	Deutsche Bank AG	4/17/13	4,797,993
USD	391,692	GBP	259,000	Royal Bank of Scotland Group Plc	4/17/13	(1,803)
USD	150,531	SEK	981,770	BNP Paribas SA	4/17/13	(61)
EUR	8,246,000	USD	10,681,225	Bank of New York Mellon Corp.	4/23/13	(109,295)
EUR	18,201,000	USD	24,698,466	Deutsche Bank AG	4/23/13	(1,363,551)
EUR	7,052,000	USD	9,237,020	Deutsche Bank AG	4/23/13	(195,878)
EUR	18,651,000	USD	24,218,081	UBS AG	4/23/13	(306,236)
USD	1,314,843	EUR	1,004,000	BNP Paribas SA	4/23/13	27,647
USD	2,626,483	EUR	1,969,000	BNP Paribas SA	4/23/13	102,091
USD	3,587,744	EUR	2,667,000	BNP Paribas SA	4/23/13	168,470
USD	3,586,103	EUR	2,758,000	Citigroup, Inc.	4/23/13	50,161
USD	439,126,708	EUR	329,551,000	Citigroup, Inc.	4/23/13	16,620,009
USD	750,173	EUR	560,000	Deutsche Bank AG	4/23/13	32,215
USD	1,604,003	EUR	1,199,000	Deutsche Bank AG	4/23/13	66,804
USD	4,529,943	EUR	3,448,327	Deutsche Bank AG	4/23/13	108,954
USD	256,632	EUR	192,000	Royal Bank of Scotland Group Plc	4/23/13	10,475
USD	329,659	EUR	247,000	Royal Bank of Scotland Group Plc	4/23/13	12,988
USD	1,804,412	EUR	1,387,000	Royal Bank of Scotland Group Plc	4/23/13	26,184
USD	1,214,883	EUR	912,000	Royal Bank of Scotland Group Plc	4/23/13	45,637
USD	6,966,053	EUR	5,371,000	Royal Bank of Scotland Group Plc	4/23/13	80,067
USD	8,684,690	EUR	6,627,000	Royal Bank of Scotland Group Plc	4/23/13	188,427
USD	13,687,901	EUR	10,278,000	Royal Bank of Scotland Group Plc	4/23/13	510,809
USD	2,255,073	EUR	1,694,000	UBS AG	4/23/13	83,250
USD	6,712,102	EUR	5,041,000	UBS AG	4/23/13	249,198
EUR	2,000,000	USD	2,584,310	BNP Paribas SA	4/25/13	(20,142)
USD	2,573,520	EUR	2,000,000	JPMorgan Chase & Co.	4/25/13	9,352
CNY	51,320,000	USD	8,097,830	HSBC Holdings Plc	6/07/13	127,102
CNY	51,320,000	USD	8,102,305	Standard Chartered Plc	6/07/13	122,627
USD	7,973,897	CNY	51,320,000	Standard Chartered Plc	6/07/13	(251,035)
USD	7,987,549	CNY	51,320,000	Standard Chartered Plc	6/07/13	(237,384)
AUD	16,530,000	USD	17,122,105	Barclays Plc	6/19/13	(19,970)
CAD	6,440,933	USD	6,260,000	Deutsche Bank AG	6/19/13	68,429
CHF	31,157,450	EUR	25,530,000	UBS AG	6/19/13	112,004
EUR	25,530,000	CHF	31,248,899	Bank of America Corp.	6/19/13	(208,442)
EUR	33,260,000	USD	42,969,193	Citigroup, Inc.	6/19/13	(309,030)
GBP	3,350,000	USD	5,091,183	Deutsche Bank AG	6/19/13	(3,228)
JPY	411,940,000	USD	4,300,000	Deutsche Bank AG	6/19/13	78,640
JPY	3,566,287,500	USD	37,500,000	Standard Chartered Plc	6/19/13	407,195
KRW	7,057,550,000	USD	6,460,000	Morgan Stanley	6/19/13	(144,802)
NOK	18,930,000	SEK	21,016,540	Citigroup, Inc.	6/19/13	11,020
USD	51,428,908	AUD	49,800,000	Westpac Banking Corp.	6/19/13	(94,764)
USD	6,260,000	CAD	6,430,341	BNP Paribas SA	6/19/13	(58,022)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	47

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	34,316,777	EUR	26,830,000	Deutsche Bank AG	6/19/13	$(96,096)
USD	42,806,618	EUR	33,260,000	Goldman Sachs Group, Inc.	6/19/13	146,455
USD	25,632,557	GBP	16,970,000	Bank of America Corp.	6/19/13	(141,352)
USD	5,051,730	GBP	3,350,000	Royal Bank of Scotland Group Plc	6/19/13	(36,225)
USD	53,594,000	JPY	5,087,051,370	Bank of America Corp.	6/19/13	(477,874)
USD	8,710,000	JPY	826,738,393	Bank of America Corp.	6/19/13	(77,663)
USD	4,170,000	JPY	396,105,381	BNP Paribas SA	6/19/13	(40,329)
USD	6,460,000	KRW	7,053,028,000	Deutsche Bank AG	6/19/13	148,848
KRW	2,385,174,000	USD	2,130,000	Standard Chartered Plc	6/20/13	4,193
KRW	4,768,218,000	USD	4,260,000	Standard Chartered Plc	6/20/13	6,480
USD	6,390,000	KRW	7,038,585,000	BNP Paribas SA	6/20/13	92,054
CNY	53,305,000	USD	8,393,166	Standard Chartered Plc	8/19/13	118,000
USD	8,273,320	CNY	53,305,000	Credit Suisse Group AG	8/19/13	(237,847)

Total						$19,330,246

—	Exchange-traded options purchased as of March 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value

EURO STOXX 50 Index	Put	EUR	2,650.00	4/19/13	97	$ 83,926
Euro Dollar (2 Year) Mid-Curve	Put	USD	98.75	9/13/13	2,837	283,700
Euro Dollar (2 Year) Mid-Curve	Put	USD	99.25	9/13/13	992	372,000

Total						$739,626

—	Over-the-counter options purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value

USD Currency	Barclays Plc	Call	JPY	84.00	4/03/13	USD	138,670	$14,828,108
USD Currency	Citigroup, Inc.	Call	JPY	81.50	4/03/13	USD	70,135	9,363,324
USD Currency	Credit Suisse Group AG	Call	JPY	94.00	4/03/13	USD	125,665	945,931
USD Currency	Deutsche Bank AG	Call	JPY	88.00	4/03/13	USD	94,380	6,078,912
USD Currency	Deutsche Bank AG	Call	JPY	90.00	4/03/13	USD	94,380	4,082,426
USD Currency	Goldman Sachs Group, Inc.	Call	JPY	90.00	4/03/13	USD	31,285	1,353,239
USD Currency	Deutsche Bank AG	Call	JPY	100.30	9/12/13	USD	32,650	326,304
AUD Currency	Goldman Sachs Group, Inc.	Put	USD	1.00	5/24/13	AUD	32,930	79,646
AUD Currency	JPMorgan Chase & Co.	Put	USD	1.01	6/12/13	AUD	44,990	252,056

Total								$37,309,946

—	Over-the-counter credit default swaptions purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase & Co.	Call	USD	160.00	Pay	iTraxx Sub Financials Series 18 Version 1	4/17/13	EUR	9,620	$12,856

See Notes to Consolidated Financial Statements.

48	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

—	Over-the-counter interest rate swaptions purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

7-Year Interest Rate Swap	Citigroup, Inc.	Call	1.23%	Receive	3-month LIBOR	8/27/13	USD	33,690	$ 58,314
10-Year Interest Rate Swap	Citigroup, Inc.	Call	2.42%	Receive	3-month LIBOR	3/07/14	USD	71,200	2,325,442
10-Year Interest Rate Swap	Barclays Plc	Call	2.43%	Receive	3-month LIBOR	3/07/14	USD	187,000	6,211,523
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.73%	Pay	3-month LIBOR	8/27/13	USD	43,750	347,484
					6-month JPY
20-Year Interest Rate Swap	Citigroup, Inc.	Put	1.88%	Pay	LIBOR	11/18/13	JPY	2,722,145	384,777
10-Year Interest Rate Swap	Citigroup, Inc.	Put	2.42%	Pay	3-month LIBOR	3/07/14	USD	71,200	1,712,830
10-Year Interest Rate Swap	Barclays Plc	Put	2.43%	Pay	3-month LIBOR	3/07/14	USD	187,000	4,432,087

Total									$15,472,457

—	Exchange-traded options written as of March 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value

U.S. Treasury Notes (10 Year)	Call	USD	131.00	4/26/13	558	$(680,062)
U.S. Treasury Notes (10 Year)	Put	USD	129.00	4/26/13	558	(17,438)
Euro Dollar (3 Year) Mid-Curve	Put	USD	98.13	9/13/13	1,419	(257,194)

Total						$(954,694)

—	Over-the-counter options written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value

USD Currency	Barclays Plc	Call	JPY	81.50	4/03/13	USD	70,135	$(9,363,703)
USD Currency	Barclays Plc	Call	JPY	88.00	4/03/13	USD	94,380	(6,078,912)
USD Currency	Credit Suisse Group AG	Call	JPY	90.00	4/03/13	USD	125,665	(5,435,665)
USD Currency	Deutsche Bank AG	Call	JPY	94.00	4/03/13	USD	94,380	(710,436)
USD Currency	Deutsche Bank AG	Call	JPY	84.00	4/03/13	USD	94,380	(10,092,138)
USD Currency	Goldman Sachs Group, Inc.	Call	JPY	94.00	4/03/13	USD	31,285	(235,495)
USD Currency	HSBC Holdings Plc	Call	JPY	84.00	4/03/13	USD	44,290	(4,735,730)
USD Currency	Deutsche Bank AG	Call	JPY	97.00	6/07/13	USD	8,710	(80,146)
AUD Currency	JPMorgan Chase & Co.	Put	USD	0.97	6/12/13	AUD	44,990	(66,241)
USD Currency	Deutsche Bank AG	Put	JPY	91.40	9/12/13	USD	32,650	(646,770)

Total								$(37,445,236)

—	Over-the-counter credit default swaptions written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Rating[1]	Expiration Date	Notional Amount[2] (000)		Market Value

Bought protection on 5-Year Credit Default Swaps	Credit Suisse Group AG	Call	USD	90.00	Receive	CDX.NA.IG Series 20 Version 1	BBB+	5/15/13	USD	39,000	$(73,702)
Bought protection on 5-Year Credit Default Swaps	Credit Suisse Group AG	Call	USD	95.00	Receive	CDX.NA.IG Series 20 Version 1	BBB+	5/15/13	USD	39,000	(125,856)
Sold protection on 5-Year Credit Default Swaps	Credit Suisse Group AG	Put	USD	100.00	Pay	CDX.NA.IG Series 20 Version 1	BBB+	5/15/13	USD	39,000	(66,444)
Sold protection on 5-Year Credit Default Swaps	Credit Suisse Group AG	Put	USD	95.00	Pay	CDX.NA.IG Series 20 Version 1	BBB+	5/15/13	USD	39,000	(94,365)

Total											$(360,367)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	49

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

—	Over-the-counter interest rate swaptions written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

7-Year Interest Rate Swap	Citigroup, Inc.	Call	1.48%	Pay	3-month LIBOR	8/27/13	USD	33,690	$(226,757)
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.98%	Receive	3-month LIBOR	8/27/13	USD	43,750	(177,310)

Total									$(404,067)

—	Credit default swaps - buy protection outstanding as of March 31, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Kingdom of Spain	1.00%	JPMorgan Chase & Co.	6/20/14	USD	6,720	$(57,572)
iTraxx Europe Series 9 3-6%	5.00%	JPMorgan Chase & Co.	6/20/15	EUR	5,915	(564,736)
Republic of Portugal	1.00%	JPMorgan Chase & Co.	6/20/15	USD	12,800	(338,683)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/15	EUR	55,200	31,965
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/15	EUR	53,486	30,973
Republic of Portugal	1.00%	Barclays Plc	12/20/15	USD	1,200	(36,704)
Republic of Portugal	1.00%	Deutsche Bank AG	12/20/15	USD	1,350	(41,292)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	68,605
The New York Times Co.	1.00%	Barclays Plc	12/20/16	USD	3,100	(79,049)
Republic of Ireland	1.00%	Citigroup, Inc.	12/20/16	USD	4,000	(611,038)
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Group, Inc.	12/20/16	USD	5,750	(122,069)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase & Co.	3/20/17	EUR	3,800	504,063
Republic of Ireland	1.00%	Citigroup, Inc.	3/20/17	USD	2,000	(255,782)
Republic of Ireland	1.00%	Goldman Sachs Group, Inc.	3/20/17	USD	11,000	(1,668,464)
Banco de Sabadell SA	5.00%	BNP Paribas SA	6/20/17	EUR	720	(50,291)
Caja de Ahorros Y Pensiones de Barcelona	3.00%	BNP Paribas SA	6/20/17	EUR	720	(11,519)
Caja de Ahorros Y Pensiones de Barcelona	3.00%	BNP Paribas SA	6/20/17	EUR	540	(9,962)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse Group AG	6/20/17	USD	103,800	(1,253,526)
Republic of Portugal	1.00%	Citigroup, Inc.	6/20/17	USD	6,000	(1,082,803)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citigroup, Inc.	9/20/17	EUR	2,230	(72,042)
Kingdom of Spain	1.00%	Barclays Plc	9/20/17	USD	1,400	(128,926)
Kingdom of Spain	1.00%	Barclays Plc	9/20/17	USD	985	(96,315)
Kingdom of Spain	1.00%	BNP Paribas SA	9/20/17	USD	130	(10,605)
Peugeot SA	5.00%	BNP Paribas SA	9/20/17	EUR	5,950	(194,071)
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse Group AG	12/20/17	USD	17,540	(703,036)
CDX.NA.IG Series 19 Version 1	1.00%	Credit Suisse Group AG	12/20/17	USD	12,500	(36,292)
CDX.NA.IG Series 19 Version 1	1.00%	Credit Suisse Group AG	12/20/17	USD	11,635	1,700
CDX.NA.IG Series 19 Version 1	1.00%	Credit Suisse Group AG	12/20/17	USD	10,000	(18,416)
Clariant AG	1.00%	BNP Paribas SA	12/20/17	EUR	1,300	(86,275)
Clariant AG	1.00%	JPMorgan Chase & Co.	12/20/17	EUR	2,070	(207,695)
Compagnie de Saint-Gobain SA	1.00%	Goldman Sachs Group, Inc.	12/20/17	EUR	750	(9,354)
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase & Co.	12/20/17	EUR	555	(11,642)
Diageo Plc	1.00%	Deutsche Bank AG	12/20/17	EUR	3,650	(6,244)
Henkel AG & Co. KGaA	1.00%	Credit Suisse Group AG	12/20/17	EUR	1,950	(9,089)
iTraxx Sub Financials Series 18 Version 1	1.00%	Citigroup, Inc.	12/20/17	EUR	4,700	84,051
Lafarge SA	1.00%	Credit Suisse Group AG	12/20/17	EUR	250	(9,646)
Banco de Sabadell SA	5.00%	Barclays Plc	3/20/18	EUR	620	15,631
Banco de Sabadell SA	5.00%	JPMorgan Chase & Co.	3/20/18	EUR	620	22,903
Banco Popular Espanol SA	5.00%	Barclays Plc	3/20/18	EUR	1,320	59,182
Banco Popular Espanol SA	5.00%	JPMorgan Chase & Co.	3/20/18	EUR	620	22,373
Commerzbank AG	1.00%	Barclays Plc	3/20/18	EUR	3,100	60,432
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase & Co.	3/20/18	EUR	620	(8,996)
Deutsche Bank AG	1.00%	Barclays Plc	3/20/18	EUR	3,200	54,505
Deutsche Bank AG	1.00%	Citigroup, Inc.	3/20/18	EUR	1,250	22,001
Finmeccanica SpA	5.00%	Bank of America Corp.	3/20/18	EUR	470	10,750

See Notes to Consolidated Financial Statements.

50	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

—	Credit default swaps - buy protection outstanding as of March 31, 2013 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Kingdom of Spain	1.00%	Citigroup, Inc.	3/20/18	USD	3,000	$412
Kingdom of Spain	1.00%	Citigroup, Inc.	3/20/18	USD	2,180	31,319
Kingdom of Spain	1.00%	JPMorgan Chase & Co.	3/20/18	USD	2,180	31,319
Marks & Spencer Plc	1.00%	Credit Suisse Group AG	3/20/18	EUR	1,330	23,860
Republic of Ireland	1.00%	Bank of America Corp.	3/20/18	USD	800	652
Republic of Ireland	1.00%	Deutsche Bank AG	3/20/18	USD	900	734
Republic of Italy	1.00%	Barclays Plc	3/20/18	USD	6,000	156,937
Xstrata Plc	1.00%	JPMorgan Chase & Co.	3/20/18	EUR	2,690	3,120
Apache Corp.	1.00%	Barclays Plc	6/20/18	USD	1,579	2,087
AXA SA	1.00%	BNP Paribas SA	6/20/18	EUR	925	5,799
AXA SA	1.00%	Credit Suisse Group AG	6/20/18	EUR	995	5,065
CDX.NA.IG.20 Version 1	1.00%	Credit Suisse Group AG	6/20/18	USD	5,300	(2,592)
Credit Agricole SA	3.00%	JPMorgan Chase & Co.	6/20/18	EUR	960	3,463
Renault SA	1.00%	Credit Suisse Group AG	6/20/18	EUR	1,250	14,352
Societe Generale SA	3.00%	JPMorgan Chase & Co.	6/20/18	EUR	960	3,855
CMBX.NA Series 6 AAA	0.50%	JPMorgan Chase & Co.	5/11/63	USD	4,260	61,017
CMBX.NA Series 6 AAA	0.50%	Morgan Stanley	5/11/63	USD	8,860	194,323

Total						$(6,267,278)

—	Credit default swaps - sold protection outstanding as of March 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

iTraxx Europe Series 9 0-3%	5.00%	JPMorgan Chase & Co.	6/20/13	BBB+	EUR	3,020	$ 136,349
iTraxx Europe Series 9 0-3%	5.00%	Morgan Stanley	6/20/13	BBB+	EUR	1,185	84,514
ARAMARK Corp.	5.00%	JPMorgan Chase & Co.	6/20/16	B-	USD	1,850	165,699
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas SA	9/20/16	CCC+	EUR	2,000	(387,954)
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase & Co.	9/20/16	CCC+	EUR	2,200	(542,137)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	CCC+	EUR	750	(157,501)
Republic of Italy	1.00%	Citigroup, Inc.	12/20/16	Not Rated	USD	4,000	244,617
Anadarko Petroleum Corp.	1.00%	Credit Suisse Group AG	6/20/17	BBB-	USD	11,580	556,017
Anadarko Petroleum Corp.	1.00%	Morgan Stanley	6/20/17	BBB-	USD	3,700	194,167
Anadarko Petroleum Corp.	1.00%	UBS AG	6/20/17	BBB-	USD	2,931	151,582
CDX.NA.IG Series 18 Version 1	1.00%	Citigroup, Inc.	6/20/17	BBB+	USD	103,800	1,164,967
Sunrise Communications Holdings SA	5.00%	Citigroup, Inc.	6/20/17	B-	EUR	1,160	151,482
Anadarko Petroleum Corp.	1.00%	Citigroup, Inc.	9/20/17	BBB-	USD	5,000	112,526
Ardagh Packaging Finance Plc	5.00%	Barclays Plc	9/20/17	CCC+	EUR	370	41,629
Ardagh Packaging Finance Plc	5.00%	Credit Suisse Group AG	9/20/17	CCC+	EUR	550	63,315
Repsol International Finance BV	1.00%	Barclays Plc	9/20/17	BBB-	EUR	750	115,082
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse Group AG	12/20/17	B+	USD	22,880	1,128,049
Deutsche Telekom AG	1.00%	Deutsche Bank AG	12/20/17	BBB+	EUR	1,500	(2,650)
E.ON AG	1.00%	JPMorgan Chase & Co.	12/20/17	A-	EUR	3,250	1,179
Gas Natural SDG SA	1.00%	JPMorgan Chase & Co.	12/20/17	BBB	EUR	1,135	47,088
Holcim Ltd.	1.00%	Goldman Sachs Group, Inc.	12/20/17	BBB	EUR	700	16,363
Holcim Ltd.	1.00%	JPMorgan Chase & Co.	12/20/17	BBB	EUR	1,370	32,025
Imperial Tobacco Group Plc	1.00%	Deutsche Bank AG	12/20/17	BBB	EUR	1,500	6,353
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	A-	EUR	41,400	(62,759)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	A-	EUR	27,600	(41,840)
iTraxx Sub Financials Series 18 Version 1	1.00%	Citigroup, Inc.	12/20/17	A	EUR	4,930	(92,939)
iTraxx Sub Financials Series 18 Version 1	1.00%	Citigroup, Inc.	12/20/17	A	EUR	4,700	(76,090)
iTraxx Sub Financials Series 18 Version 1	1.00%	Citigroup, Inc.	12/20/17	A	EUR	2,360	(36,492)
iTraxx Sub Financials Series 18 Version 1	1.00%	Deutsche Bank AG	12/20/17	A	EUR	2,350	(40,034)

See Notes to Consolidated Financial Statements.

MARCH 31, 2013
BLACKROCK BALANCED CAPITAL FUND, INC.		51

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

—	Credit default swaps - sold protection outstanding as of March 31, 2013 were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

iTraxx Sub Financials Series 18 Version 1	1.00%	Deutsche Bank AG	12/20/17	A	EUR	340	$ (7,991)
iTraxx Sub Financials Series 18 Version 1	1.00%	Deutsche Bank AG	12/20/17	A	EUR	50	(817)
iTraxx Sub Financials Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	A	EUR	5,775	(107,644)
iTraxx Sub Financials Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	A	EUR	3,100	(64,583)
Sunrise Communications Holdings SA	5.00%	Credit Suisse Group AG	12/20/17	B-	EUR	610	696
Sunrise Communications Holdings SA	5.00%	Goldman Sachs Group, Inc.	12/20/17	B-	EUR	710	7,460
ThyssenKrupp AG	1.00%	Credit Suisse Group AG	12/20/17	BB	EUR	1,500	31,381
ThyssenKrupp AG	1.00%	Goldman Sachs Group, Inc.	12/20/17	BB	EUR	725	17,867
ThyssenKrupp AG	1.00%	JPMorgan Chase & Co.	12/20/17	BB	EUR	705	17,374
Advanced Micro Devices, Inc.	5.00%	Barclays Plc	3/20/18	B	USD	1,500	63,868
Ardagh Packaging Finance Plc	5.00%	Credit Suisse Group AG	3/20/18	CCC+	EUR	300	(4,018)
Ardagh Packaging Finance Plc	5.00%	Deutsche Bank AG	3/20/18	CCC+	EUR	310	(4,319)
Glencore International AG	1.00%	JPMorgan Chase & Co.	3/20/18	BBB	EUR	2,690	18,375
HeidelbergCement AG	5.00%	JPMorgan Chase & Co.	3/20/18	Not Rated	EUR	630	17,103
Intesa Sanpaolo SpA	1.00%	Bank of America Corp.	3/20/18	BBB+	EUR	2,230	(128,787)
Metsa Board Oyj	5.00%	Citigroup, Inc.	3/20/18	B-	EUR	510	12,693
Republic of Italy	1.00%	Barclays Plc	3/20/18	Not Rated	EUR	4,500	(112,171)
Republic of Italy	1.00%	Barclays Plc	3/20/18	Not Rated	USD	37	(266)
Schaeffler Finance BV	5.00%	Barclays Plc	3/20/18	B	EUR	660	34,992
Schaeffler Finance BV	5.00%	Barclays Plc	3/20/18	B	EUR	650	43,064
Schaeffler Finance BV	5.00%	Credit Suisse Group AG	3/20/18	B	EUR	700	43,213
Schaeffler Finance BV	5.00%	Credit Suisse Group AG	3/20/18	B	EUR	660	34,992
Sunrise Communications Holdings SA	5.00%	Citigroup, Inc.	3/20/18	B-	EUR	480	(3,476)
Sunrise Communications Holdings SA	5.00%	Goldman Sachs Group, Inc.	3/20/18	B-	EUR	500	(6,429)
Swiss Reinsurance Co. Ltd.	1.00%	Barclays Plc	3/20/18	AA-	EUR	3,200	(52,353)
Swiss Reinsurance Co. Ltd.	1.00%	Citigroup, Inc.	3/20/18	AA-	EUR	1,250	(19,966)
ThyssenKrupp AG	1.00%	Credit Suisse Group AG	3/20/18	BB	EUR	1,300	(9,749)
Ttmtin	5.00%	Credit Suisse Group AG	3/20/18	BB-	EUR	1,000	(12,935)
UniCredit SpA	3.00%	Barclays Plc	3/20/18	BBB+	EUR	1,100	(63,435)
UniCredit SpA	3.00%	JPMorgan Chase & Co.	3/20/18	BBB+	EUR	2,230	(135,201)
Allianz SE	1.00%	JPMorgan Chase & Co.	6/20/18	AA	EUR	2,110	(14,159)
Aviva Plc	1.00%	BNP Paribas SA	6/20/18	Not Rated	EUR	925	(5,708)
Aviva Plc	1.00%	Credit Suisse Group AG	6/20/18	Not Rated	EUR	995	(6,433)
iTraxx Europe Crossover Series 19 Version 1	5.00%	Deutsche Bank AG	6/20/18	B+	EUR	4,850	(51,368)
iTraxx Sub Financials Series 19 Version 1	1.00%	Deutsche Bank AG	6/20/18	A	EUR	4,500	3,081
Muenchener Rueckversicherungs AG	1.00%	JPMorgan Chase & Co.	6/20/18	A	EUR	2,110	(8,371)
CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	4,830	450,495
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	2,000	85,397

Total							$3,034,479

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

52	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

—	Interest rate swaps outstanding as of March 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	9,510	$(1,274,983)
1.75%[2]	3-month LIBOR	Citigroup, Inc.	12/14/22	USD	4,600	(69,808)
2.89%[1]	3-month LIBOR	Bank of America Corp.	1/14/43	USD	48,090	762,083
3.02%[1]	3-month LIBOR	Credit Suisse Group AG	2/06/43	USD	17,672	(138,410)
3.00%[1]	3-month LIBOR	Goldman Sachs Group, Inc.	2/11/43	USD	28,200	(132,852)
3.03%[1]	3-month LIBOR	Credit Suisse Group AG	2/19/43	USD	8,800	(82,880)

Total						$ (936,850)

[1]	Master Portfolio pays the fixed rate and receives the floating rate.
[2]	Master Portfolio pays the floating rate and receives the fixed rate.

—	Total return swaps outstanding as of March 31, 2013 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

TRX.II.AAA Series 1	2.61%[1]	Credit Suisse Group AG	4/01/13	USD	2,385	$14,413
TRX.II.AAA Series 1	2.61%[1]	Credit Suisse Group AG	7/01/13	USD	6,475	36,905
TRX.II.AAA Series 1	2.61%[1]	Deutsche Bank AG	7/01/13	USD	4,260	13,911
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citigroup, Inc.	1/12/41	USD	7,548	(151,191)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Citigroup, Inc.	1/12/41	USD	6,377	43,219
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Group, Inc.	1/12/41	USD	4,034	3,782
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	JPMorgan Chase & Co.	1/12/41	USD	11,583	121,179
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citigroup, Inc.	1/12/43	USD	2,258	(516)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse Group AG	1/12/43	USD	3,252	(4,496)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Group, Inc.	1/12/43	USD	1,987	(920)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	JPMorgan Chase & Co.	1/12/43	USD	7,497	74,825

Total						$151,111

[1]	Master Portfolio receives the total return of the reference entity and pays the fixed rate. Net payment made at termination.
[2]	Master Portfolio pays the floating rate and receives the total return of the reference entity.
[3]	Master Portfolio pays the total return of the reference entity and receives the floating rate.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Consolidated Financial Statements.

MARCH 31, 2013
BLACKROCK BALANCED CAPITAL FUND, INC.		53

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the year. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$404,931,180	$107,889,754	$512,820,934
Corporate Bonds	–	1,011,513,297	25,429,082	1,036,942,379
Floating Rate Loan Interests	–	68,318,294	28,309,144	96,627,438
Foreign Agency Obligations	–	117,260,901	–	117,260,901
Foreign Government Obligations	–	386,806,488	–	386,806,488
Investment Companies	$13,450,315	–	–	13,450,315
Non-Agency Mortgage-Backed Securities	–	490,856,486	45,973,503	536,829,989
Other Interests	–	–	1	1
Preferred Securities	9,948,489	32,197,789	–	42,146,278
Taxable Municipal Bonds	–	11,262,704	–	11,262,704
U.S. Government Sponsored Agency Securities	–	2,478,283,623	–	2,478,283,623
U.S. Treasury Obligations	–	772,439,994	–	772,439,994
Short-Term Securities:
Borrowed Bond Agreements	–	318,504,816	–	318,504,816
Money Market Fund	12,522,057	–	–	12,522,057
Options Purchased:
Credit Contracts	–	12,856	–	12,856
Equity Contracts	–	83,926	–	83,926
Foreign Currency Exchange Contracts	–	37,309,946	–	37,309,946
Interest Rate Contracts	655,700	15,472,457	–	16,128,157
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(1,348,232,226)	–	(1,348,232,226)
Borrowed Bonds	–	(261,128,487)	–	(261,128,487)
Total	$36,576,561	$4,535,894,044	$207,601,484	$4,780,072,089

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$6,822,502	–	$6,822,502
Foreign currency exchange contracts	–	24,836,333	–	24,836,333
Interest rate contracts	$1,132,077	1,070,317	–	2,202,394
Liabilities:
Credit contracts	–	(10,415,668)	–	(10,415,668)
Equity contracts	(36,569)	–	–	(36,569)
Foreign currency exchange contracts	–	(42,951,323)	–	(42,951,323)
Interest rate contracts	(3,728,132)	(2,517,317)	–	(6,245,449)
Total	$(2,632,624)	$(23,155,156)	–	$(25,787,780)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Consolidated Financial Statements.

54	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Schedule of Investments (concluded)	Master Total Return Portfolio

Certain of the Master Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$ 1,320,844	–	–	$1,320,844
Cash pledged as collateral for financial futures contracts	5,931,000	–	–	5,931,000
Cash pledged as collateral for swaps	3,777,000	–	–	3,777,000
Liabilities:
Reverse repurchase agreements	–	$(1,379,492,849)	–	(1,379,492,849)
Bank overdraft	–	(1,811,813)	–	(1,811,813)
Cash received as collateral for swaps	–	(9,256,650)	–	(9,256,650)

Total	$ 11,028,844	$(1,390,561,312)	–	$(1,379,532,468)

There were no transfers between Level 1 and Level 2 during the six months ended March 31, 2013.

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Total

Assets:
Opening Balance, as of September 30, 2012	$11,209,292	$18,466,000	$29,123,026	$ 48,132,409	–	$106,930,727
Transfers into Level 3[2]	12,851,918	–	–	–	–	12,851,918
Transfers out of Level 3[2]	(4,164,292)	–	(5,698,397)	(34,564,259)	–	(44,426,948)
Accrued discounts/premiums	8,582	(673)	5,332	7,861	$ 1	21,103
Net realized gain (loss)	–	–	–	215,321	–	215,321
Net change in unrealized appreciation/depreciation[3]	704,771	23,755	(1,625,548)	(668,825)	(93)	(1,565,940)
Purchases	87,279,483	6,940,000	6,504,731	40,630,625	93	141,354,932
Sales	–	–	–	(7,779,629)	–	(7,779,629)

Closing Balance, as of March 31, 2013	$107,889,754	$25,429,082	$28,309,144	$ 45,973,503	$ 1	$207,601,484

[2]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of September 30, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $44,426,948 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of March 31, 2013 was $(2,137,412).

Certain of the Master Portfolio’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	55

Consolidated Statement of Assets and Liabilities	Master Total Return Portfolio

March 31, 2013 (Unaudited)

Assets

Investments at value – unaffiliated (cost – $6,246,289,856)	$6,363,460,430
Investments at value – affiliated (cost – $25,045,735)	25,972,372
Cash pledged as collateral for financial futures contracts	5,931,000
Cash pledged as collateral for swaps	3,777,000
Foreign currency at value (cost – $1,296,100)	1,320,844
Variation margin receivable	346,035
Investments sold receivable	194,593,322
TBA sale commitments receivable	1,345,382,833
Swap premiums paid	11,535,673
Unrealized appreciation on foreign currency exchange contracts	24,836,333
Unrealized appreciation on swaps	7,892,819
Contributions receivable from investors	14,293,594
Principal paydown receivable	125,636
Dividends receivable – unaffiliated	63,196
Interest receivable	31,288,376
Prepaid expenses	31,528
Other assets	701,608

Total assets	8,031,552,599

Liabilities

Bank overdraft	1,811,813
Options written at value (premiums received – $20,046,436)	39,164,364
Borrowed bonds at value (proceeds – $261,837,012)	261,128,487
TBA sale commitments at value (proceeds – $1,345,382,833)	1,348,232,226
Reverse repurchase agreements	1,379,492,849
Cash received as collateral for swaps	9,256,650
Investments purchased payable	1,503,341,357
Swap premiums received	8,796,790
Unrealized depreciation on foreign currency exchange contracts	5,506,087
Unrealized depreciation on swaps	11,911,357
Interest expense payable	2,508,400
Withdrawals payable to investors	10,126,799
Investment advisory fees payable	208,428
Other affiliates payable	23,096
Directors’ fees payable	5,872
Other accrued expenses payable	481,776

Total liabilities	4,581,996,351

Net Assets	$3,449,556,248

Net Assets Consist of

Investors’ capital	$3,338,678,533
Net unrealized appreciation/depreciation	110,877,715

Net Assets	$3,449,556,248

See Notes to Consolidated Financial Statements.

56	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Statement of Operations	Master Total Return Portfolio

Six Months Ended March 31, 2013 (Unaudited)

Investment Income

Interest – unaffiliated	$69,167,204
Dividends – affiliated	281,278
Foreign taxes withheld	(118,286)
Dividends – unaffiliated	114,763
Interest – affiliated	52

Total income	69,445,011

Expenses

Investment advisory	1,238,302
Custodian	354,484
Accounting services	307,347
Professional	81,180
Directors	40,227
Printing	3,285
Miscellaneous	68,767

Total expenses excluding interest expense	2,093,592
Interest expense[1]	3,681,026

Total expenses excluding interest expense	5,774,618
Less fees waived by Manager	(5,729)

Total expenses after fees waived	5,768,889

Net investment income	63,676,122

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments – unaffiliated	50,428,403
Options written	(2,428,665)
Financial futures contracts	3,219,218
Swaps	(2,020,122)
Foreign currency transactions	(19,304,234)
Borrowed bonds	(4,470,443)

25,424,157

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	(17,461,445)
Investments – affiliated	(434,008)
Options written	(17,385,275)
Financial futures contracts	(1,560,115)
Swaps	352,541
Foreign currency translations	30,934,310
Borrowed bonds	4,356,852

(1,197,140)

Total realized and unrealized gain	24,227,017

Net Increase in Net Assets Resulting from Operations	$87,903,139

1 See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Consolidated Financial Statements.

MARCH 31, 2013
BLACKROCK BALANCED CAPITAL FUND, INC.		57

Consolidated Statements of Changes in Net Assets	Master Total Return Portfolio

	Six Months
	Ended	Year Ended
	March 31, 2013	September 30,
Decrease in Net Assets:	(Unaudited)	2012

Operations

Net investment income	$63,676,122	$148,152,164
Net realized gain	25,424,157	60,887,390
Net change in unrealized appreciation/depreciation	(1,197,140)	122,434,923

Net increase in net assets resulting from operations	87,903,139	331,474,477

Capital Share Transactions

Proceeds from contributions	339,461,736	890,293,273
Value of withdrawals	(447,959,178)	(1,650,981,268)

Net decrease in net assets derived from capital share transactions	(108,497,442)	(760,687,995)

Net Assets

Total decrease in net assets	(20,594,303)	(429,213,518)
Beginning of period	3,470,150,551	3,899,364,069

End of period	$3,449,556,248	$3,470,150,551

See Notes to Consolidated Financial Statements.

58	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Consolidated Statement of Cash Flows	Master Total Return Portfolio

Six Months Ended March 31, 2013 (Unaudited)

Cash Used for Operating Activities

Net increase in net assets resulting from operations	$87,903,139
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in cash pledged as collateral for financial futures contracts	(2,759,000)
Decrease in cash pledged as collateral for swaps	11,733,000
Decrease in cash pledged as collateral for reverse repurchase agreements	3,646,600
Decrease in swaps receivable	1,622,768
Decrease in options written receivable	170,854
Increase in interest receivable	(4,016,393)
Increase in dividends receivable	(63,196)
Decrease in TBA sale commitments receivable	1,216,774,631
Decrease in variation margin payable	(463,558)
Decrease in receivable from principal paydown	507,686
Increase in prepaid expenses	(5,917)
Increase in other assets	(699,479)
Increase in collateral received for swaps	5,707,650
Decrease in swaps payable	(2,535,294)
Increase in variation margin receivable	(293,728)
Decrease in TBA sale commitments at value	(1,220,733,688)
Decrease in other affiliates payable	(9,276)
Increase in Officer’s and Trustees’ fees payable	3,481
Decrease in interest expense payable	(303,720)
Increase in investment advisory fees payable	6,322
Increase in other accrued expenses payable	39,286
Net realized and unrealized gain on investments, options written, swaps, borrowed bonds and foreign currency translations	(22,974,428)
Net periodic and termination payment of swaps	(1,956,232)
Premiums received from options written	39,964,250
Premiums paid on closing options written	(32,823,308)
Amortization of premium and accretion of discount on investments	9,172,459
Proceeds from sales of long-term investments	26,105,832,383
Proceeds from borrowed bonds transactions	1,173,452,230
Payments from borrowed bonds transactions	(1,101,160,026)
Purchases of long-term investments	(26,578,358,267)
Net proceeds from sales of short-term securities	60,454,960

Cash used for operating activities	(252,163,811)

Cash Provided by Financing Activities

Net cash receipts from reverse repurchase agreements and treasury roll transactions	350,698,004
Cash receipts from contributions	329,612,153
Cash payments on withdrawals	(437,832,379)
Increase in bank overdraft	1,811,813

Cash provided by financing activities	244,289,591

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	33,639

Cash and Foreign Currency

Net decrease in cash	(7,840,581)
Cash and foreign currency at beginning of period	9,161,425

Cash and foreign currency at end of period	$1,320,844

Cash Flow Information

Cash paid during the period for interest	$3,984,746

See Notes to Consolidated Financial Statements.

MARCH 31, 2013
BLACKROCK BALANCED CAPITAL FUND, INC.		59

Financial Highlights	Master Total Return Portfolio

	Six Months Ended March 31, 2013 (Unaudited)[1]	Year Ended September 30,
		2012[1]	2011	2010	2009	2008

Total Investment Return

Total investment return	2.58%[2]	10.04%	2.82%	13.05%	10.95%	(5.76)%

Ratios to Average Net Assets

Total expenses	0.33%[3]	0.29%	0.56%	0.58%	0.17%	0.15%

Total expenses after fees waived and paid indirectly	0.33%[3]	0.29%	0.56%	0.58%	0.17%	0.15%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.12%[3]	0.12%	0.11%	0.13%	0.13%	0.10%

Net investment income	3.68%[3]	4.20%	4.67%	4.97%	6.10%	5.59%

Supplemental Data

Net assets, end of period (000)	$3,449,556	$3,470,151	$3,899,364	$3,591,890	$3,123,655	$3,244,949

Portfolio turnover	473%[4]	1,346%[5]	1,771%[6]	1,754%[7]	708%[8]	1,081%[9]

[1]	Consolidated Financial Highlights.
[2]	Aggregate total investment return.
[3]	Annualized.
[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 321%.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 752%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,379%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,248%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 469%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 418%.

See Notes to Consolidated Financial Statements.

60	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Notes to Consolidated Financial Statements (Unaudited)	Master Total Return Portfolio

1. Organization and Significant Accounting Policies:

Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Master Portfolio’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Master Portfolio and primarily invests in commodity-related instruments. The Subsidiary enables the Master Portfolio to hold these commodity-related instruments and an investor in the Master Portfolio to satisfy Regulated Investment Company (“RIC”) tax requirements. Inter-company accounts and transactions, if any, have been eliminated. During the six months ended March 31, 2013, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Master Portfolio.

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	61

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may have to subsequently reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Master Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO

62	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Master Portfolio may invest in floating rate loan interests. The floating rate loan interests the Master Portfolio holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Master Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates

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are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Master Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.

When the Master Portfolio purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: The Master Portfolio may enter into borrowed bond agreements. In a borrowed bond agreement, the Master Portfolio borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Master Portfolio, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Master Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Master Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Master Portfolio may also experience delays in gaining access to the collateral.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Consolidated Statement of Operations. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

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TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Master Portfolio may enter into treasury roll transactions. In a treasury roll transaction the Master Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Master Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Master Portfolio and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Master Portfolio on an accrual basis. The Master Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Master Portfolio. If the interest expense exceeds the income earned, the Master Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Master Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Master Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Consolidated Statement of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Master Portfolio continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Master Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Master Portfolio and other shared expenses pro rated to the Master Portfolio are allocated daily to each class based on its relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty. For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not give rise to counterparty credit risk, as options written obligate the Master Portfolio and not the counterparty to perform. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known

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as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, foreign currency exchange rate risk, equity risk and interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Master Portfolio also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

The Master Portfolio may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Master Portfolio may invest in various types of barrier options including down-and-out options, down-and-in options, double no-touch options and one-touch options. Down-and-out options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date. Double no-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser of the option an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security at a price different from the current market value.

Swaps: The Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. These payments received or made by the Master Portfolio are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Consolidated Statement of Assets and Liabilities and amortized over the

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term of the swap. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Master Portfolio has no credit exposure to the counterparty as the CCP stands between the Master Portfolio and the counterparty. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Credit default swaps – The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

• Total return swaps – The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

• Interest rate swaps – The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2013

	Asset Derivatives

	Consolidated Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Swap premiums paid; Investments at value – unaffiliated[2]	$18,443,833

Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on foreign currency exchange contracts; Investments at value – unaffiliated[2]	62,146,279

Credit contracts	Unrealized appreciation on swaps; Swap premiums paid; Investments at value – unaffiliated[2]	18,257,749

Equity contracts	Investments at value – unaffiliated[2]	83,926

Total		$98,931,787

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

	Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation[1] Unrealized depreciation on swaps; Swap premiums received; Options written at value	$ 6,521,999

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	42,951,323

Credit contracts	Unrealized depreciation on swaps; Swap premiums received Options written at value	18,935,908

Equity contracts	Net unrealized appreciation/depreciation[1]	36,569

Total		$68,445,799

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported within the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations
Six Months Ended March 31, 2013

Net Realized Gain (Loss) From

Interest rate contracts:
Financial futures contracts	$4,152,384
Swaps	(2,490,744)
Options[3]	(1,883,430)
Foreign currency exchange contracts:
Financial futures contracts	(275,303)
Foreign currency transactions.	(22,696,173)
Options[3]	(184,747)
Credit contracts:
Swaps	477,819
Options[3]	(316,192)
Equity contracts:
Financial futures contracts	(657,863)
Swaps	(7,197)
Options[3]	(2,213,981)

Total	$(26,095,427)

Net Change in Unrealized Appreciation/Depreciation on

Interest rate contracts:
Financial futures contracts	$(1,563,793)
Swaps	2,308,584
Options[3]	2,112,819
Foreign currency exchange contracts:
Foreign currency translations	31,005,090
Options[3]	7,134,047
Credit contracts:
Swaps	(2,617,318)
Options[3]	(79,486)
Equity contracts:
Financial futures contracts	3,678
Options[3]	645,025
Other contracts:
Swaps	661,275

Total	$39,609,921

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended March 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:.

Financial futures contracts:
Average number of contracts purchased	5,121
Average number of contracts sold	5,720
Average notional value of contracts purchased	$902,128,822
Average notional value of contracts sold	$1,077,192,773
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	46
Average number of contracts - US dollars sold	27
Average US dollar amounts purchased	$898,037,159
Average US dollar amounts sold	$273,286,665
Options:
Average number of option contracts purchased	4,172
Average number of option contracts written	2,524
Average notional value of option contracts purchased	$1,066,857,573
Average notional value of option contracts written	$694,221,385
Average number of swaption contracts purchased	8
Average number of swaption contracts written	11
Average notional value of swaption contracts purchased	$1,209,947,702
Average notional value of swaption contracts written	$342,605,000
Credit default swaps:
Average number of contracts - buy protection	65
Average number of contracts - sell protection	62
Average notional value - buy protection	$506,624,672
Average notional value - sell protection	$381,909,117
Interest rate swaps:
Average number of contracts - pays fixed rate	4
Average number of contracts - receives fixed rate	4
Average notional value - pays fixed rate	$90,991,000
Average notional value - receives fixed rate	$375,100,000
Total return swaps:
Average number of contracts	7
Average notional value	$38,730,067

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on the percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee

First $250 Million	0.20%
$250 Million - $500 Million	0.15%
$500 Million - $750 Million	0.10%
Greater than $750 Million	0.05%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	69

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Master Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Consolidated Statement of Operations.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Master Portfolio pays the Manager based on the Master Portfolio’s net assets which includes the assets of the Subsidiary.

The Manager entered into sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BFM, BIL and BRS for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

For the six months ended March 31, 2013, the Master LLC reimbursed the Manager $5,729 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Master Portfolio reimburses the Manager for compensation paid to the Master LLC’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2013, were $22,967,064,527 and $24,528,229,756, respectively.

Purchases and sales of US government securities, for the six months ended March 31, 2013, were $1,625,472,234 and $1,371,938,739, respectively.

For the six months ended March 31, 2013, purchases and sales of mortgage dollar rolls were $7,932,310,442 and $7,931,742,756, respectively.

Transactions in options written for the six months ended March 31, 2013, were as follows:

	Calls			Puts

	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received

Outstanding options, beginning of period	2,235	257,850,000	$4,387,271	–	403,130,135	$6,265,484
Options written	21,494	1,043,460,000	20,947,864	5,112	1,252,082,757	19,016,386
Options exercised	–	(158,840,000)	(506,754)	–	(3,578,716)	(40,798)
Options expired	(4,451)	(146,065,000)	(220,908)	(375)	(934,620,135)	(2,741,718)
Options closed	(18,720)	(321,490,000)	(6,336,523)	(2,760)	(517,624,041)	(20,723,868)

Outstanding options, end of period	558	674,915,000	$18,270,950	1,977	199,390,000	$1,775,486

[1]	Amount shown is in the currency in which the transaction was denominated.

5. Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2012. The Master Portfolio did not borrow under the credit agreement during the six months ended March 31, 2013.

For the six months ended March 31, 2013, the average amount of transactions considered as borrowings and the daily weighted average interest rate from reverse repurchase agreements and treasury roll transactions were $1,226,309,695 and 0.21%, respectively.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to

70	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Notes to Consolidated Financial Statements (concluded)	Master Total Return Portfolio

issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Consolidated Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master Portfolio’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Master Portfolio became a party to a 364-day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Master Portfolio can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	71

Officers and Directors of the Fund and Master Bond LLC

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Investments Management, LLC

Princeton, NJ 08540

Custodian and Accounting Agent

Bank of New York Mellon

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

72	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	73

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund		BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios

BlackRock Emerging Market Allocation Portfolio

BlackRock Global Allocation Fund

BlackRock Managed Volatility Portfolio

BlackRock Multi-Asset Income Portfolio

BlackRock Multi-Asset Real Return Fund

BlackRock Strategic Risk Allocation Fund

	2015 2020 2025 2030 2035	2040 2045 2050 2055	Retirement 2020 2025 2030 2035	2040 2045 2050 2055

BlackRock Prepared Portfolios Conservative Prepared Portfolio Moderate Prepared Portfolio Growth Prepared Portfolio Aggressive Growth Prepared Portfolio	LifePath Portfolios Retirement 2020 2025 2030 2035	2040 2045 2050 2055

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2013	75

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

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BLACKROCK®

BC-3/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: June 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: June 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: June 3, 2013

3